                     MERRILL LYNCH MORTGAGE INVESTORS, INC.

                                  as Depositor

                                       and

                            WILMINGTON TRUST COMPANY

                                as Owner Trustee

                                   ----------

                                 TRUST AGREEMENT

                            Dated as of May 11, 2007

                                   ----------

             Merrill Lynch Mortgage Investors Trust, Series 2007-SL1

ARTICLE I DEFINITIONS.....................................................     1
   Section 1.01  Definitions..............................................     1
   Section 1.02  Other Definitional Provisions............................     1

ARTICLE II ORGANIZATION...................................................     2
   Section 2.01  Name.....................................................     2
   Section 2.02  Office...................................................     2
   Section 2.03  Purposes and Powers......................................     2
   Section 2.04  Appointment of Owner Trustee.............................     3
   Section 2.05  Initial Capital Contribution.............................     3
   Section 2.06  Declaration of Trust.....................................     3
   Section 2.07  Title to Trust Property..................................     3
   Section 2.08  Situs of Trust...........................................     3
   Section 2.09  Activities of Trust......................................     4
   Section 2.10  Representations and Warranties of the Depositor..........     6

ARTICLE III CONVEYANCE OF THE OWNER TRUST ESTATE; THE CERTIFICATES........     6
   Section 3.01  Conveyance of the Owner Trust Estate.....................     6
   Section 3.02  [RESERVED]...............................................     9
   Section 3.03  The Certificates.........................................     9
   Section 3.04  Authentication of Certificate............................     9
   Section 3.05  Registration of and Limitations on Transfer and Exchange
                 of Certificate...........................................    10
   Section 3.06  Mutilated, Destroyed, Lost or Stolen Certificates........    15
   Section 3.07  Persons Deemed Certificateholders........................    15
   Section 3.08  Access to Certificateholders' Name and Addresses.........    15
   Section 3.09  Maintenance of Office or Agency..........................    15
   Section 3.10  Certificate Paying Agent.................................    16
   Section 3.11  Subordination............................................    17

ARTICLE IV AUTHORITY AND DUTIES OF OWNER TRUSTEE..........................    17
   Section 4.01  General Authority........................................    17
   Section 4.02  General Duties...........................................    17
   Section 4.03  Action upon Instruction..................................    18

   Section 4.04  No Duties Except as Specified under Specified Documents
                 or in Instructions.......................................    18
   Section 4.05  Restrictions.............................................    19
   Section 4.06  Prior Notice to the Certificateholders with Respect to
                 Certain Matters..........................................    19
   Section 4.07  Action by Certificateholders with Respect to Certain
                 Matters..................................................    20
   Section 4.08  Action by Certificateholder with Respect to Bankruptcy...    20
   Section 4.09  Restrictions on Certificateholders' Power................    20
   Section 4.10  Doing Business in Other Jurisdictions....................    20

ARTICLE V APPLICATION OF TRUST FUNDS......................................    20
   Section 5.01  Distributions............................................    20
   Section 5.02  Method of Payment........................................    21
   Section 5.03  Additional Balances and Excluded Amounts.................    22
   Section 5.04  Signature on Returns.....................................    22
   Section 5.05  Statements to Certificateholders.........................    22

ARTICLE VI CONCERNING THE OWNER TRUSTEE...................................    22
   Section 6.01  Acceptance of Trusts and Duties..........................    22
   Section 6.02  Furnishing of Documents..................................    24
   Section 6.03  Representations and Warranties...........................    24
   Section 6.04  Reliance; Advice of Counsel..............................    24
   Section 6.05  Not Acting in Individual Capacity........................    25
   Section 6.06  Owner Trustee Not Liable for Certificates or Related
                 Documents................................................    25
   Section 6.07  Owner Trustee May Own the Certificates and the Notes.....    25

ARTICLE VII COMPENSATION OF OWNER TRUSTEE.................................    26
   Section 7.01  Owner Trustee's Fees and Expenses........................    26
   Section 7.02  Indemnification..........................................    26
   Section 7.03  Payments to the Owner Trustee............................    27

ARTICLE VIII TERMINATION OF TRUST AGREEMENT...............................    27
   Section 8.01  Termination of Trust Agreement...........................    27
   Section 8.02  Additional Termination Requirements......................    28

ARTICLE IX SUCCESSOR OWNER TRUSTEES AND ADDITIONAL OWNER TRUSTEES.........    28
   Section 9.01  Eligibility Requirements for Owner Trustee...............    28

   Section 9.02  Replacement of Owner Trustee.............................    29
   Section 9.03  Successor Owner Trustee..................................    29
   Section 9.04  Merger or Consolidation of Owner Trustee.................    30
   Section 9.05  Appointment of Co-Trustee or Separate Trustee............    30

ARTICLE X MISCELLANEOUS...................................................    31
   Section 10.01 Amendments...............................................    31
   Section 10.02 No Legal Title to Owner Trust Estate.....................    32
   Section 10.03 Limitations on Rights of Others..........................    33
   Section 10.04 Notices..................................................    33
   Section 10.05 Severability.............................................    33
   Section 10.06 Separate Counterparts....................................    33
   Section 10.07 Successors and Assigns...................................    34
   Section 10.08 No Petition..............................................    34
   Section 10.09 No Recourse..............................................    34
   Section 10.10 Headings.................................................    34
   Section 10.11 GOVERNING LAW............................................    34
   Section 10.12 Integration..............................................    34
   Section 10.13 Intention of the Parties.................................    34

EXHIBIT A   FORM OF CLASS C CERTIFICATES
EXHIBIT B   [RESERVED]
EXHIBIT C   FORM OF RULE 144A INVESTMENT REPRESENTATION
EXHIBIT D   FORM OF INVESTOR REPRESENTATION LETTER
EXHIBIT E   FORM OF TRANSFEROR REPRESENTATION LETTER
EXHIBIT F   FORM OF ERISA REPRESENTATION LETTER
EXHIBIT G   [RESERVED]
EXHIBIT H   [RESERVED]
EXHIBIT I   FORM OF CLASS R CERTIFICATES
EXHIBIT J-1 FORM OF TRANSFEREE'S LETTER AND AFFIDAVIT
EXHIBIT J-2 FORM OF TRANSFEROR'S AFFIDAVIT
EXHIBIT K   FORM OF CLASS G CERTIFICATES
EXHIBIT L   FORM OF CLASS P CERTIFICATES

          This Trust Agreement, dated as of May 11, 2007 (as may be amended, modified or supplemented and in effect from time to time, this "Trust Agreement"), between MERRILL LYNCH MORTGAGE INVESTORS, INC., a Delaware corporation, as depositor (the "Depositor"), and WILMINGTON TRUST COMPANY, a Delaware banking corporation, as owner trustee (the "Owner Trustee"),

                                WITNESSETH THAT:

          WHEREAS, pursuant to the terms of the Mortgage Loan Sale and Assignment Agreement, Merrill Lynch Mortgage Lending Inc. (in such capacity, the "Seller") will sell to the Depositor the Mortgage Loans together with the Related Documents on the Closing Date;

          WHEREAS, pursuant to the terms of this Trust Agreement, the Depositor desires to convey the Mortgage Loans to the Trust;

          NOW, THEREFORE, in consideration of the mutual agreements herein contained, the Depositor and the Owner Trustee agree as follows:

                                   ARTICLE I

                                  DEFINITIONS

          Section 1.01 Definitions. For all purposes of this Trust Agreement, except as otherwise expressly provided herein or unless the context otherwise requires, capitalized terms not otherwise defined herein shall have the meanings assigned to such terms in Appendix A to the Indenture, dated May 11, 2007 (the "Indenture"), among Merrill Lynch Mortgage Investors Trust 2007-SL1, as issuer, Citibank, N.A., as indenture trustee, and LaSalle Bank National Association, as securities administrator, as in effect on the date hereof. All other capitalized terms used herein shall have the meanings specified herein.

          Section 1.02 Other Definitional Provisions.

          (a) All terms defined in this Trust Agreement shall have the defined meanings when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein.

          (b) As used in this Trust Agreement and in any certificate or other document made or delivered pursuant hereto or thereto, accounting terms not defined in this Trust Agreement or in any such certificate or other document, and accounting terms partly defined in this Trust Agreement or in any such certificate or other document to the extent not defined, shall have the respective meanings given to them under generally accepted accounting principles. To the extent that the definitions of accounting terms in this Trust Agreement or in any such certificate or other document are inconsistent with the meanings of such terms under generally accepted accounting principles, the definitions contained in this Trust Agreement or in any such certificate or other document shall control.

          (c) The words "hereof," "herein," "hereunder" and words of similar import when used in this Trust Agreement shall refer to this Trust Agreement as a whole and not to any particular provision of this Trust Agreement; Article, Section and Exhibit references contained in this Trust Agreement are references to Articles, Sections and Exhibits in or to this Trust Agreement unless otherwise specified; the term "including" shall mean "including without limitation;" the term "or" shall include "and/or" and the term "proceeds" shall have the meaning ascribed thereto in the UCC.

          (d) The definitions contained in this Trust Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such terms.

          (e) Any agreement, instrument or statute defined or referred to herein or in any instrument or certificate delivered in connection herewith means such agreement, instrument or statute as from time to time amended, modified or supplemented and includes (in the case of agreements or instruments) references to all attachments thereto and instruments incorporated therein; references to a Person are also to its permitted successors and assigns.

                                   ARTICLE II

                                  ORGANIZATION

          Section 2.01 Name. The trust shall be known as "Merrill Lynch Mortgage Investors Trust, Series 2007-SL1" (the "Trust" or the "Owner Trust"), in which name the Owner Trustee may engage in the transactions contemplated hereby, make and execute contracts and other instruments on behalf of the Trust and sue and be sued.

          Section 2.02 Office. The office of the Trust shall be in care of the Owner Trustee at the Corporate Trust Office or at such other address in Delaware as the Owner Trustee may designate by written notice to the Certificateholders and the Depositor.

          Section 2.03 Purposes and Powers. The purpose of the Trust is to engage in the following activities:

               (i) to issue the Notes pursuant to the Indenture and the Certificates pursuant to this Trust Agreement and to sell the Notes and the Certificates;

               (ii) to purchase the Mortgage Loans and to pay organizational, start-up and transactional expenses of the Trust;

               (iii) to assign, grant, transfer, pledge and convey the Mortgage Loans pursuant to the Indenture and to hold, manage and distribute to the Certificateholders pursuant to Section 5.01 any portion of the Mortgage Loans released from the Lien of, and remitted to the Trust pursuant to the Indenture;

               (iv) to assign, grant, transfer, own, pledge and convey the Mortgage Loans in connection with any such termination;

               (v) to enter into and perform its obligations under the Operative Documents to which it is to be a party;

               (vi) to engage in those activities, including entering into agreements, that are necessary, suitable or convenient to accomplish the foregoing or are incidental thereto or connected therewith, including, without limitation, to accept additional contributions of equity that are not subject to the Lien of the Indenture; and

               (vii) subject to compliance with the Operative Documents, to engage in such other activities as may be required in connection with conservation of the Owner Trust Estate and the making of distributions to the Securityholders.

          The Trust is hereby authorized to engage in the foregoing activities. The Trust shall not engage in any activity other than in connection with the foregoing or other than as required or authorized by the terms of this Trust Agreement or the Operative Documents.

          Section 2.04 Appointment of Owner Trustee. The Depositor hereby appoints the Owner Trustee as trustee of the Trust effective as of the date hereof, to have all the rights, powers and duties set forth herein.

          Section 2.05 Initial Capital Contribution. The Owner Trustee acknowledges, on behalf of the Trust, the receipt in trust of the Owner Trust Estate assigned to the Trust pursuant to Section 3.01.

          The Trust acknowledges the conveyance to the Trust by the Depositor, as of the Closing Date, of the Owner Trust Estate, including all right, title and interest of the Depositor in and to the Owner Trust Estate. Concurrently with such conveyance, the Trust has pledged the Trust Estate to the Indenture Trustee and has executed the Certificates and the Notes and caused them to be duly authenticated and delivered.

          Section 2.06 Declaration of Trust. The Owner Trustee hereby declares that it shall hold the Owner Trust Estate in trust upon and subject to the conditions set forth herein for the use and benefit of the Certificateholders, subject to the obligations of the Owner Trust under the Operative Documents. It is the intention of the parties hereto that the Owner Trust constitute a statutory trust under the Statutory Trust Statute and that this Trust Agreement constitute the governing instrument of such statutory trust. It is the intention of the parties hereto that an election be made to treat each REMIC provided for in the Indenture as a REMIC for federal income tax purposes.

          Section 2.07 Title to Trust Property. Legal title to the Owner Trust Estate shall be vested at all times in the Trust as a separate legal entity except where applicable law in any jurisdiction requires title to any part of the Owner Trust Estate to be vested in a trustee or trustees, in which case title shall be deemed to be vested in the Owner Trustee, a co-trustee and/or a separate trustee, as the case may be.

          Section 2.08 Situs of Trust. The Trust will be located and administered in the State of Delaware or Illinois. All bank accounts maintained by the Owner Trustee on behalf of the Trust shall be located in the State of Delaware or the State of Illinois. The Trust shall not have any employees in any state other than Delaware; provided, however, that nothing herein shall restrict or prohibit the Owner Trustee from having employees within or without the State of Delaware or taking actions outside the State of Delaware in order to comply with Section 2.03.

Payments will be received by the Trust only in Delaware or Illinois, and payments will be made by the Trust only from Delaware or Illinois. The only office of the Trust will be at the Corporate Trust Office in Delaware.

          Section 2.09 Activities of Trust. It is the intention of the parties hereto that the Trust shall not engage in any business or activities other than in connection with, or relating to, the purposes specified in Section 2.03. The operations of the Trust will be conducted in accordance with the following standards (and the Depositor hereby agrees to use its best efforts to cause the operations of the Trust to be conducted in accordance herewith) and each Certificateholder and each holder of an Ownership Interest (by its acquisition thereof) shall have been deemed to have agreed to comply with the following:

               (i) The Trust will observe all procedures required by this Agreement.

               (ii) Except as otherwise provided in Section 4 of this Agreement and in the Administration Agreement, the business and affairs of the Trust will be managed by or under the direction of the Depositor. Except as otherwise expressly provided in this Agreement, none of any Certificateholder, the Depositor or any of its Affiliates will have authority to act for, or to assume any obligation or responsibility on behalf of, the Trust.

               (iii) The Trust will keep correct and complete books and records of accounts and shall maintain such books and records separate from those of the Depositor or any subsidiary, affiliate or separate account of the Depositor, each Certificateholder and any other person or entity. Any such books and records will be continuously maintained by the Administrator as official records of the Trust.

               (iv) Each of the Depositor and the Trust will provide for its own operating expenses and liabilities from its own funds. General overhead and administrative expenses of the Trust will not be charged or otherwise allocated to the Depositor or its Affiliates and such expenses of the Depositor or its Affiliates will not be charged or otherwise allocated to the Trust.

               (v) The Trust will conduct its business under names or tradenames so as not to mislead others as to the identity of the Trust. Without limiting the generality of the foregoing, all oral and written communications, including letters, invoices, contracts, statements and applications will be made solely in the name of the Trust if related to the Trust. None of the Trust, the Depositor or any Affiliate or any Certificateholder shall fail to correct any misunderstanding regarding the separate identity of the Trust.

               (vi) There will be no financing of operations or guarantees made by the Trust with respect to obligations of any Certificateholder or of the Depositor or its Affiliates. There will be no financing of obligations or guarantees made by the Depositor or any Affiliates or any Certificateholder with respect to obligations of the Trust. There will not be any indebtedness relating to borrowings or loans between the Trust and any Certificateholder or the Depositor or its Affiliates.

               (vii) The Trust will act solely in its name and through its or the Owner Trustee's or the Administrator's duly authorized officers or agents in the conduct of its business.

The Trust will not (A) operate or purport to operate as an integrated, single economic unit with respect to any Certificateholder or the Depositor or any other affiliated or unaffiliated entity; (B) seek or obtain credit or incur any obligation to any third party based upon the assets of any Certificateholder or the Depositor or its Affiliates; or (C) induce any such third party to reasonably rely on the creditworthiness of any Certificateholder or the Depositor or any other affiliated or unaffiliated entity. The Depositor and its Affiliates and any Certificateholder will not and the Trust will not permit such parties to (A) operate or purport to operate as an integrated, single economic unit with respect to the Trust; (B) seek or obtain credit or incur any obligation to any third party based upon the assets of the Trust; or (C) induce any such third party to reasonably rely on the creditworthiness of the Trust.

               (viii) The Trust will maintain its principal place of business in the State of Delaware.

               (ix) The Trust and any Certificateholder and the Depositor shall keep separate their respective funds and other assets and shall not commingle such funds and other assets with those of any other Affiliates thereof and the Trust keeps its funds and bank accounts separate and apart from any other entity.

               (x) To the extent applicable, the Trust shall prepare or cause to be prepared financial statements and records of the Trust that are distinct and separate from those of any Certificateholder, the Depositor and any other Affiliates (although they may be presented as part of the consolidated financial statements of an Affiliate). These statements and reports shall be prepared and maintained in accordance with generally accepted accounting principles and shall be susceptible to audit. Any consolidated financial statements with the Depositor or any Affiliates or any Certificateholder shall henceforth indicate that the assets of the Trust are not available to satisfy the creditors of any entity other than the Trust.

               (xi) The Trust will not engage in any transaction with an Affiliate on any terms other than would be obtained in an arm's-length transaction with a non-Affiliate.

               (xii) The Trust will not elect to be treated for federal income tax purposes as a corporation under Treasury Regulations Section 301.7701-3 or any successor provision and no Certificateholder or holder of an Ownership Interest will make or participate in the making of any election to treat the Trust as a corporation under Treasury Regulations Section 301.7701-3 or any successor provision.

               (xiii) The Trust will not engage in activities that are contrary to the status of the Trust as a qualifying special purpose entity under existing accounting literature.

               (xiv) The Trust will not file and the Owner Trustee will not file with respect to the Trust a petition for bankruptcy, reorganization, assignment for the benefit of creditors or similar proceeding.

               (xv) The Trust will not incur, create or assume any indebtedness for borrowed money other than Notes.

               (xvi) Neither the Trust nor the Owner Trustee will take any steps to have Class C Certificates held through the Depositary Trust Company or any similar arrangement. No Certificateholder or holder of an Ownership Interest will take any steps to have Class C Certificates held through the Depositary Trust Company or any similar arrangement.

          Section 2.10 Representations and Warranties of the Depositor. The Depositor hereby represents and warrants to the Owner Trustee and the NIMs Insurer that:

               (i) The Depositor is duly organized and validly existing as a corporation in good standing under the laws of the State of Delaware, with power and authority to own its properties and to conduct its business as such properties are currently owned and such business is presently conducted.

               (ii) The Depositor is duly qualified to do business as a foreign corporation in good standing and has obtained all necessary licenses and approvals in all jurisdictions in which the ownership or lease of its property or the conduct of its business shall require such qualifications and in which the failure to so qualify would have a material adverse effect on the business, properties, assets or condition (financial or other) of the Depositor and the ability of the Depositor to perform under this Trust Agreement.

               (iii) The Depositor has the power and authority to execute and deliver this Trust Agreement and to carry out its terms; the Depositor has full power and authority to sell and assign the property to be sold and assigned to and deposited with the Trust as part of the Trust and the Depositor has duly authorized such sale and assignment and deposit to the Trust by all necessary corporate action; and the execution, delivery and performance of this Trust Agreement have been duly authorized by the Depositor by all necessary corporate action.

               (iv) The consummation of the transactions contemplated by this Trust Agreement and the fulfillment of the terms hereof do not conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time) a default under, the articles of incorporation or bylaws of the Depositor, or any indenture, agreement or other instrument to which the Depositor is a party or by which it is bound; nor result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement or other instrument (other than pursuant to the Operative Documents); nor violate any law or, to the best of the Depositor's knowledge, any order, rule or regulation applicable to the Depositor of any court or of any federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Depositor or its properties.

                                  ARTICLE III

             CONVEYANCE OF THE OWNER TRUST ESTATE; THE CERTIFICATES

          Section 3.01 Conveyance of the Owner Trust Estate. In consideration of the delivery to the Depositor of the Certificates, the Depositor, concurrently with the execution and delivery hereof, does hereby transfer, convey, sell and assign to the Trust, on behalf of the Securityholders, without recourse, all of its right, title and interest, whether now owned or hereafter acquired, in and to (A) the Mortgage Loans and all Additional Balances (other than Excluded Amounts) thereafter arising, including the Mortgage Notes, the Mortgages, any related insurance policies and all other documents in the related Mortgage Loan Files and including any Eligible Substitute Loans; (B) the Certificate Distribution Account; (C) pool insurance policies, hazard insurance policies and any bankruptcy bond relating to the foregoing, if applicable; (D) all amounts payable after the Cut-off Date to the holders of the Mortgage Loans in accordance with the terms thereof; (E) all income, payments, proceeds and products of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property, including without limitation all amounts from time to time held or invested in the Certificate Distribution Account, whether in the form of cash, instruments, securities or other property;
(F) all accounts, chattel paper, deposit accounts, documents, general intangibles, goods, instruments, investment property, letter-of-credit rights, letters of credit, money, and oil, gas, and other minerals, consisting of, arising from, or relating to, any of the foregoing; and (G) all proceeds of any of the foregoing (collectively, the "Owner Trust Estate").

          The Depositor and the Owner Trustee agree that it is not intended that any Mortgage Loan be included in the Owner Trust Estate that is a "High-Cost Home Loan" as defined in (i) the New Jersey Home Ownership Security Act effective November 27, 2003, (ii) the New Mexico Home Loan Protection Act effective January 1, 2004, (ii) the Massachusetts Predatory Home Loan Practices Act effective November 7, 2004, (iv) the Indiana High Cost Home Loan Law Act effective January, 2005 or (v) the Illinois High Risk Home Loan Act effective January 1, 2004.

          In connection with the assignment of the Mortgage Loans, the Depositor does hereby deliver to, and deposit with the Custodian acting on the behalf of the Indenture Trustee and the NIMs Insurer, the following documents or instruments with respect to each Mortgage Loan:

          (A) The original Mortgage Note endorsed in blank, together with all riders thereto. The Mortgage Note shall include all intervening endorsements showing a complete chain of the title from the Transferor to [____________________________].

          (B) Except as provided below and for each Mortgage Loan that is not a MERS Loan, the original recorded Mortgage together with all riders thereto, with evidence of recording thereon, or, if the original Mortgage has not yet been returned from the recording office, a copy of the original Mortgage together with all riders thereto certified to be a true copy of the original of the Mortgage that has been delivered for recording in the appropriate recording office of the jurisdiction in which the Mortgaged Property is located and in the case of each MERS Loan, the original Mortgage together with all riders thereto, noting the presence of the MIN of the Loan and either language indicating that the Mortgage Loan is a MOM Loan or if the Mortgage Loan was not a MOM Loan at origination, the original Mortgage and the assignment thereof to MERS, with evidence of recording indicated thereon, or a copy of the Mortgage certified by the public recording office in which such Mortgage has been recorded.

          (C) In the case of each Mortgage Loan that is not a MERS Loan, the original Assignment of each Mortgage in blank.

          (D) The original policy of title insurance (or a preliminary title report, commitment or binder if the original title insurance policy has not been received from the title insurance company).

          (E) Originals of any intervening assignments of the Mortgage, with evidence of recording thereon or, if the original intervening assignment has not yet been returned from the recording office, a copy of such assignment certified to be a true copy of the original of the assignment which has been sent for recording in the appropriate jurisdiction in which the Mortgaged Property is located.

          (F) Originals of all assumption and modification agreements, if any, or copies thereof together with a stamp certifying that such represents a true and correct copy of the original.

          (G) If in connection with any Mortgage Loan, the Depositor cannot deliver the Mortgage, Assignments of Mortgage or assumption, consolidation or modification, as the case may be, with evidence of recording thereon, if applicable, concurrently with the execution and delivery of this Agreement solely because of a delay caused by the public recording office where such Mortgage, Assignments of Mortgage or assumption, consolidation or modification, as the case may be, has been delivered for recordation, the Depositor shall deliver or cause to be delivered to the Custodian written notice stating that such Mortgage or assumption, consolidation or modification, as the case may be, has been delivered to the appropriate public recording office for recordation. Thereafter, the Depositor shall deliver or cause to be delivered to the Custodian such Mortgage, Assignments of Mortgage or assumption, consolidation or modification, as the case may be, with evidence of recording indicated thereon, if applicable, upon receipt thereof from the public recording office. To the extent any required endorsement is not contained on a Mortgage Note or an Assignment of Mortgage, the Depositor shall make or cause to be made such endorsement.

          (H) With respect to any Mortgage Loan, none of the Depositor, the NIMs Insurer, the Master Servicer, the Servicers, the Custodian, the Securities Administrator or the Indenture Trustee shall be obligated to cause to be recorded the Assignment of Mortgage referred to in this Section 3.01. In the event an Assignment of Mortgage is not recorded or is improperly recorded, the Servicers and the Master Servicer shall have no liability for its failure to receive and act on notices related to such Assignment of Mortgage.

     The ownership of each Mortgage Note, the Mortgage and the contents of the related Mortgage File is vested in the Trust and pledged to the Indenture Trustee on behalf of the Securityholders and the NIMs Insurer. None of the Depositor, the Master Servicer or the Servicers shall take any action inconsistent with the foregoing and shall not claim any ownership interest therein. The Depositor, the Master Servicer and the Servicers shall respond to any third party inquiries with respect to ownership of the Mortgage Loans by stating that such ownership is held by the Trust and pledged to the Indenture Trustee on behalf of the Securityholders and the NIMs Insurer. Mortgage documents relating to the Mortgage Loans not delivered to the Custodian on the Indenture Trustee's behalf are and shall be held in trust by the Servicers, for the benefit of the Trust as the owner thereof, and the Servicers' possession of the contents of each

Mortgage File so retained is for the sole purpose of servicing the related Mortgage Loan, and such retention and possession by the Servicers, is in a custodial capacity only. The Depositor agrees to take no action inconsistent with the Trust's ownership of the Mortgage Loans, to indicate promptly to all inquiring parties that the Mortgage Loans have been sold and to claim no ownership interest in the Mortgage Loans.

          Section 3.02 [RESERVED].

          Section 3.03 The Certificates. Initially, the Trust shall issue a single denomination of a 100.00% Certificate Percentage Interest of the Class C Certificates. The Class C Certificates shall represent a beneficial interest in the portion of the Trust relating to the Mortgage Loans. Initially, the Trust shall issue a single denomination of a 100.00% Certificate Percentage Interest of the Class P Certificates. The Class P Certificates shall represent a 100% beneficial interest in the portion of the Trust relating to Prepayment Charges on the Mortgage Loans. Initially, the Trust shall issue a single denomination of a 100.00% Certificate Percentage Interest of the Class G Certificates. Initially, the Trust shall issue a single denomination of a 100.00% Certificate Percentage Interest of the Class R Certificates. For purposes of the REMIC Provisions, the Class R Certificate and Class G Certificate shall each represent the sole "residual interest" in one or more of the REMICs as set forth in the Indenture.

          The Certificates shall be executed on behalf of the Trust by manual or facsimile signature of an authorized officer of the Owner Trustee and authenticated in the manner provided in Section 3.04. If the Certificates bear the manual or facsimile signatures of individuals who were, at the time when such signatures shall have been affixed, authorized to sign on behalf of the Trust, it shall be validly issued and entitled to the benefit of this Trust Agreement, notwithstanding that such individuals or any of them shall have ceased to be so authorized prior to the authentication and delivery of the Certificates or did not hold such offices at the date of authentication and delivery of the Certificates. A Person shall become a Certificateholder and shall be entitled to the rights and subject to the obligations of the Certificateholders hereunder upon such Person's acceptance of the Certificates duly registered in such Person's name, pursuant to Section 3.05.

          A transferee of a Certificate shall become a Certificateholder and shall be entitled to the rights and subject to the obligations of the Certificateholders hereunder upon such transferee's acceptance of such Certificate duly registered in such transferee's name pursuant to and upon satisfaction of the conditions set forth in Section 3.05.

          Section 3.04 Authentication of Certificate. Concurrently with the acquisition of the Mortgage Loans by the Trust, the Owner Trustee or the Certificate Registrar shall cause each Class of Certificates to be issued in a Certificate Percentage Interest of 100.00%, to be executed on behalf of the Trust, authenticated and delivered upon the written order of the Depositor, signed by its chairman of the board, its president, any vice president or any authorized officer, without further corporation action by the Depositor, in the authorized denomination. A Certificate shall not entitle its holder to any benefit under this Trust Agreement or be valid for any purpose unless there shall appear on such Certificate a certificate of authentication substantially in the form set forth in Exhibit A, Exhibit I, Exhibit K or Exhibit L executed by the Owner Trustee or the Certificate Registrar, by manual signature; such authentication shall constitute conclusive evidence that such Certificate shall have been duly authenticated and delivered hereunder. Each Certificate shall be dated the date of its authentication.

          Section 3.05 Registration of and Limitations on Transfer and Exchange of Certificate. (i) The Certificate Registrar shall keep or cause to be kept, at the office or agency maintained pursuant to Section 3.09, a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Certificate Registrar shall provide for the registration of the Certificates and of transfers and exchanges of the Certificates as herein provided. The Securities Administrator shall be the initial Certificate Registrar. If the Certificate Registrar resigns or is removed, the Owner Trustee shall appoint a successor Certificate Registrar.

          Upon surrender for registration or transfer of a Certificate at the office or agency maintained pursuant to Section 3.09, the Owner Trustee shall execute, authenticate and deliver (or shall cause the Certificate Registrar as its authenticating agent to authenticate and deliver) in the name of the designated transferee or transferees, a new Certificate in authorized denominations of a like aggregate amount dated the date of authentication by the Owner Trustee or any authenticating agent. At the option of a Certificateholder, such Certificateholder's Certificate may be exchanged for another Certificate of authorized denominations of a like aggregate amount upon surrender of the Certificate to be exchanged at the office or agency maintained pursuant to
Section 3.09.

          Every Certificate presented or surrendered for registration of transfer or exchange shall be accompanied by a written instrument of transfer in form satisfactory to the Certificate Registrar duly executed by the registered holder of such Certificate or such holder's attorney duly authorized in writing. When a Certificate is surrendered for registration of transfer or exchange it shall be canceled and subsequently disposed of by the Certificate Registrar in accordance with its customary practice.

          No service charge shall be made for any registration of transfer or exchange of any Certificate, but the Owner Trustee or the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of any Certificate.

          No transfer, sale, pledge or other disposition of the Class G, Class P or Class C Certificates shall be made unless such transfer, sale, pledge or other disposition is exempt from the registration requirements of the Securities Act and any applicable state securities laws or is made in accordance with said Act and laws. In the event of any such transfer, the Certificate Registrar or the Depositor shall prior to such transfer require the transferee to execute either (i) an investment letter in substantially the form attached hereto as Exhibit C (or in such form and substance reasonably satisfactory to the Certificate Registrar and the Depositor), which investment letters shall not be an expense of the Trust, the Owner Trustee, the Certificate Registrar, the Master Servicer, the Servicers or the Depositor and which investment letter states that, among other things, such transferee (a) is a "qualified institutional buyer" as defined under Rule 144A, acting for its own account or the accounts of other "qualified institutional buyers" as defined under Rule 144A, and (b) is aware that the proposed transferor intends to rely on the exemption from registration requirements under the Securities Act of 1933, as amended, provided by Rule 144A or (ii) (a) a written Opinion of Counsel acceptable to and in form and substance satisfactory to the Certificate Registrar and the Depositor that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from said Act and laws or is being made pursuant to said Act and laws, which Opinion of Counsel shall not be an expense of the Trust, the Owner Trustee, the Certificate Registrar, the Master Servicer, the Servicers or the Depositor and (b) the transferee executes a representation letter, substantially in the form of Exhibit D hereto, and the transferor executes a representation letter, substantially in the form of Exhibit E hereto, each acceptable to and in form and substance satisfactory to the Certificate Registrar and the Depositor certifying the facts surrounding such transfer, which representation letters shall not be an expense of the Trust, the Owner Trustee, the Certificate Registrar, the Master Servicer, the Servicer or the Depositor. The Certificateholder desiring to effect such transfer shall, and does hereby agree to, indemnify the Trust, the Owner Trustee, the Certificate Registrar, the Master Servicer, the Securities Administrator, the Servicers and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

          The transferee of a Certificate shall be deemed to have represented, substantially in the form of Exhibit F, that it is not, and is not directly or indirectly acquiring the Class G or Class R Certificate for, on behalf of, or with any assets of, a Plan or plan subject to Similar Law.

          The transferee of a Class C or Class P Certificate shall be deemed to have represented, substantially in the form of Exhibit F, either (i) that it is not, and is not directly or indirectly acquiring the Class C or Class P Certificate for, on behalf of, or with any assets of, a Plan or plan subject to Similar Law, or (ii) that it is a plan that is not subject to ERISA or Section 4975 of the Code, and that is acquisition and holding of the Class C or Class P Certificate or any interest therein, throughout the period that it holds the Class C or Class P Certificate, will not constitute or result in a violation of Similar Law, and will not subject the Depositor, the Indenture Trustee, the Issuing Entity, the Owner Trustee, the Securities Administrator, the Master Servicer or the Servicers to any obligation in addition to those undertaken by such entities in the Trust Agreement.

          Any purported transfer of a Certificate to or on behalf of a Plan in violation of the representations described in the preceding two paragraphs shall be void and of no effect. The Securities Administrator and the Certificate Registrar shall be under no liability to any person for any registration or transfer of any Certificate that is in fact not permitted, for making any payments due on such Certificate to the holder thereof or taking any other action with respect to such holder so long as the transfer was registered in accordance with the foregoing requirements and so long as prior to registering such transfer, the Securities Administrator or the Certificate Registrar receives any transfer certificate, affidavit or opinion required to be delivered to it hereunder. The Securities Administrator shall be entitled, but not obligated, to recover from any holder of any Certificate that was in fact a Plan or plan subject to Similar Law, as applicable, or person acting on behalf of a Plan or plan subject to Similar Law, as applicable, at the time it became a holder or that subsequently became a Plan or person acting on behalf of a Plan, all payments made on such Certificate at and after either such time. Any such payments so recovered by the Securities Administrator shall be paid and delivered to the last preceding holder of such Certificate that is not such a Plan or plan subject to Similar Law, as applicable, or person acting on behalf of a Plan or plan subject to Similar Law, as applicable.

          In addition, with respect to each Class G or Class R Certificate, (i) each Person who has or who acquires any Ownership Interest in a Class G or Class R Certificate shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the following provisions and the rights of each Person acquiring any Ownership Interest in a Class G or Class R Certificate are expressly subject to the following provisions:

                    (A) Each Person holding or acquiring any Ownership Interest in a Class G or Class R Certificate shall be a Permitted Transferee and shall promptly notify the Owner Trustee of any change or impending change in its status as a Permitted Transferee.

                    (B) No Ownership Interest in a Class G or Class R
               Certificate may be purchased, transferred or sold, directly or indirectly, except in accordance with the provisions hereof. No Ownership Interest in a Class G or Class R Certificate may be registered on the Closing Date or thereafter transferred, and the Certificate Registrar shall not register the Transfer of any Class G or Class R Certificate unless, in addition to any other certificates required to be delivered under this Section 3.05, the Certificate Registrar shall have been furnished with an affidavit (a "Transfer Affidavit") of the initial owner or the proposed transferee in the form attached hereto as Exhibit J-1 and an affidavit of the proposed transferor in the form attached hereto as Exhibit J-2. In the absence of a contrary instruction from the transferor of a Class G or Class R Certificate, declaration (11) in Appendix A of the Transfer Affidavit may be left blank. If the transferor requests by written notice to the Certificate Registrar prior to the date of the proposed transfer that one of the two other forms of declaration (11) in Appendix A of the Transfer Affidavit be used, then the requirements of this
               Section 3.05(B) shall not have been satisfied unless the Transfer Affidavit includes such other form of declaration.

                    (C) Notwithstanding the delivery of a Transfer Affidavit and
               Agreement by a proposed Transferee under clause (B) above, if a Responsible Officer of the Certificate Registrar who is assigned to this Agreement has actual knowledge that the proposed Transferee is not a Permitted Transferee, no Transfer of an Ownership Interest in a Class G or Class R Certificate to such proposed Transferee shall be effected.

                    (D) Each Person holding or acquiring any Ownership Interest in a Class G or Class R Certificate shall agree (x) to obtain a Transfer Affidavit from any other Person to whom such Person attempts to Transfer its Ownership Interest in a Class G or Class R Certificate, (y) to obtain a Transfer Affidavit from any Person for whom such Person is acting as nominee, trustee or agent in connection with any Transfer of a Class G or Class R Certificate and (z) not to Transfer its Ownership Interest in a Class G or Class R Certificate or to cause the Transfer of an Ownership Interest in a Class G or Class R Certificate to any other Person if it has actual knowledge that such Person is not a Permitted Transferee. Further, no transfer, sale or other disposition of any Ownership Interest in a Class G or Class R Certificate may be made to a person who is not a U.S. Person (within the meaning of section 7701 of the Code) unless such person furnishes the transferor and the Certificate Registrar with a duly completed and effective Internal Revenue Service Form W-8ECI (or any successor thereto) and the Certificate Registrar consents to such transfer, sale or other disposition in writing.

                    (E) Any attempted or purported Transfer of any Ownership
               Interest in a Class G or Class R Certificate in violation of the provisions of Section 3.05(i)(A)-(D) shall be absolutely null and void and shall vest no rights in the purported Transferee. If any purported transferee shall become a Holder of a Class G or Class R Certificate in violation of the provisions of Section 3.05(i)(A)-(D), then the last preceding Permitted Transferee shall be restored to all rights as Holder thereof retroactive to the date of registration of Transfer of such Class G or Class R Certificate. The Certificate Registrar shall be under no liability to any Person for any registration of Transfer of a Class G or Class R Certificate that is in fact not permitted by
               Section 3.05(i)(A), Section 3.05(i)(B) or Section 3.05(i)(D) or for making any payments due on such Certificate to the Holder thereof or taking any other action with respect to such Holder under the provisions of this Agreement so long as the Transfer was registered after receipt of the related Transfer Affidavit. The Certificate Registrar shall be entitled but not obligated to recover from any Holder of a Class G or Class R Certificate that was in fact not a Permitted Transferee at the time it became a Holder or, at such subsequent time as it became other than a Permitted Transferee, all payments made on such Class G or Class R Certificate at and after either such time. Any such payments so recovered by the Certificate Registrar shall be paid and delivered by the Certificate Registrar to the last preceding Permitted Transferee of such Certificate.

               (ii) At the option of the Holder of the Class R Certificate, the multiple "residual interests" represented by the Class R Certificate may be severed and represented by separate certificates (with the separate certificate that represents the residual interest in the highest-tier REMIC also representing any interest of the Class R Certificate with respect to non-REMIC notional principal contracts described in the Indenture); provided, however, that such separate certification may not occur until the Certificate Registrar receives an Opinion of Counsel to the effect that separate certification in the form and manner proposed would not result in the imposition of federal tax upon the Trust or any of the REMICs provided for in the Indenture or cause any of the REMICs provided for in the Indenture to fail to qualify as a REMIC; and provided further, that the provisions of Sections 3.05 will apply to each such separate certificate as if the separate certificate were a Class R Certificate. If, as evidenced by an Opinion of Counsel, it is necessary to preserve the REMIC status of any of the REMICs provided for in the Indenture, the multiple "residual interests" represented by the Class R Certificate may be severed and represented by separate certificates (with the separate certificate that represents the residual interest in the highest-tier REMIC also representing any interest of the Class R Certificate with respect to non-REMIC notional principal contracts described in the Indenture).

               (iii) Each Person holding or acquiring any Ownership Interest in a Class G or Class R Certificate hereby consents to any amendment of this Agreement that, based on an Opinion of Counsel furnished to the Certificate Registrar, is reasonably necessary (a) to ensure that the record ownership of, or any beneficial interest in, a Class G or Class R Certificate is not transferred, directly or indirectly, to a Person that is not a Permitted Transferee and (b) to provide for a means to compel the Transfer of a Class G or Class R Certificate that is held by a Person that is not a Permitted Transferee to a Holder that is a Permitted Transferee.

               (iv) The Certificate Paying Agent shall make available, upon written request from the Internal Revenue Service and any potentially affected Person, all information necessary to compute any tax imposed (A) as a result of the Transfer of an Ownership Interest in a Class G or Class R Certificate to any Person who is a Disqualified Organization, including the information regarding "excess inclusions" of such Class G or Class R Certificates required to be provided to the Internal Revenue Service and certain Persons as described in Treasury Regulations Sections 1.860D-1(b)(5) and 1.860E-2(a)(5), and (B) as a result of any regulated investment company, real estate investment trust, common trust fund, partnership, trust, estate or organization described in Section 1381 of the Code that holds an Ownership Interest in a Class G or Class R Certificate having as among its record holders at any time any Person who is a Disqualified Organization. Reasonable compensation for providing such information may be required by the REMIC Administrator before it will provide such information to any such potentially affected Person.

               (v) The provisions of this Section 3.05 set forth prior to this clause (v) may be modified, added to or eliminated, provided that there shall have been delivered to the Owner Trustee and the Certificate Registrar the following:

                    (A) written notification from each Rating Agency to the
               effect that the modification, addition to or elimination of such provisions will not cause such Rating Agency to downgrade its then-current ratings, if any, if determined without regard to the Policy, of any Class of the Notes below the lower of the then-current rating or the rating assigned to such Notes as of the Closing Date by such Rating Agency; and (B) subject to
               Section 10.01(f), an Officers' Certificate of the Securities Administrator stating that the Securities Administrator has received an Opinion of Counsel, in form and substance satisfactory to the Securities Administrator, to the effect that such modification, addition to or absence of such provisions will not cause any portion of any of the REMICs created under the Indenture to cease to qualify as a REMIC and will not cause (x) any portion of any of the REMICs created under the Indenture to be subject to an entity-level tax caused by the Transfer of any Class G or Class R Certificate to a Person that is a Disqualified Organization or (y) a Certificateholder or another Person to be subject to a REMIC-related tax caused by the Transfer of a Class G or Class R Certificate to a Person that is not a Permitted Transferee.

          Notwithstanding any term herein contained to the contrary, neither the Securities Administrator nor the Certificate Registrar shall be under any obligation to determine or monitor whether any transfer or exchange of any Security complies with the Securities Act, or any other state securities laws that may be applicable, or ERISA, the Investment Company Act or the Code, or with the applicable restrictions set forth herein; provided, however, that if a certificate, letter or opinion is specifically required by the express terms of this Section 3.05 to be delivered to the Securities Administrator or the Certificate Registrar prior to a registration of a transfer, the Securities Administrator or the Certificate Registrar, as the case may be, shall be under a duty to receive the same, and to examine it to determine whether it conforms on its face to the applicable requirements of this Section 3.05. The Securities Administrator or the Certificate Registrar shall be entitled to rely conclusively upon, and to assume the continuing truth and accuracy of, each representation letter, certificate or opinion received by it from time to time pursuant to the terms hereof, without further inquiry on its part; and has no responsibility for the sufficiency of the terms of this Section 3.05 or the form of the representation letters attached hereto.

          Section 3.06 Mutilated, Destroyed, Lost or Stolen Certificates. If (a) any mutilated Certificate shall be surrendered to the Certificate Registrar, or if the Certificate Registrar shall receive evidence to its satisfaction of the destruction, loss or theft of any Certificate and (b) there shall be delivered to the Certificate Registrar, the NIMs Insurer and the Owner Trustee such security or indemnity as may be required by them to save each of them and the Trust from harm, then in the absence of notice to the Certificate Registrar or the Owner Trustee that such Certificate has been acquired by a protected purchaser, the Owner Trustee shall execute on behalf of the Trust and the Owner Trustee or the Certificate Registrar, as the Trust's authenticating agent, shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like tenor and denomination. In connection with the issuance of any new Certificate under this
Section 3.06, the Owner Trustee or the Certificate Registrar may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith. Any duplicate Certificate issued pursuant to this Section 3.06 shall constitute conclusive evidence of ownership in the Trust, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

          Section 3.07 Persons Deemed Certificateholders. Prior to due presentation of the Certificates for registration of transfer, the Owner Trustee, the Certificate Registrar or any Certificate Paying Agent may treat the Person in whose name any Certificate is registered in the Certificate Register as the owner of such Certificate for the purpose of receiving distributions pursuant to Section 5.02 and for all other purposes whatsoever, and none of the Trust, the Owner Trustee, the Certificate Registrar, the NIMs Insurer or any Certificate Paying Agent shall be bound by any notice to the contrary.

          Section 3.08 Access to Certificateholders' Name and Addresses. The Certificate Registrar shall furnish or cause to be furnished to the Depositor, the NIMs Insurer or the Owner Trustee, within 15 days after receipt by the Certificate Registrar of a written request therefor from the Depositor, the NIMs Insurer or the Owner Trustee, a list, in such form as the

Depositor, the NIMs Insurer or the Owner Trustee, as the case may be, may reasonably require, of the names and addresses of the Certificateholders as of the most recent Record Date. Each Certificateholder, by receiving and holding the Certificates, shall be deemed to have agreed not to hold any of the Trust, the Depositor, the Certificate Registrar, the NIMs Insurer or the Owner Trustee accountable by reason of the disclosure of its name and address, regardless of the source from which such information was derived.

          Section 3.09 Maintenance of Office or Agency. The Certificate Registrar shall maintain in Chicago, Illinois an office or offices or agency or agencies where the Certificates may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Trust in respect of the Certificates and the Operative Documents may be served. The Certificate Registrar initially designates the Corporate Trust Office of the Securities Administrator as its office for such purposes. The Certificate Registrar shall give prompt written notice to the Depositor and the Certificateholders of any change in the location of the Certificate Register or any such office or agency.

          Section 3.10 Certificate Paying Agent. (a) The Certificate Paying Agent shall make distributions to the Certificateholders from the Certificate Distribution Account on behalf of the Trust in accordance with the provisions of the Certificates and Section 5.01 hereof from payments remitted to the Certificate Paying Agent by the Securities Administrator pursuant to Section
3.05 of the Indenture. The Trust hereby appoints the Securities Administrator as Certificate Paying Agent. The Certificate Paying Agent shall:

               (i) hold all sums held by it for the payment of amounts due with respect to the Certificates in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

               (ii) give the Owner Trustee notice of any default by the Trust of which a Responsible Officer of the Certificate Paying Agent has actual knowledge in the making of any payment required to be made with respect to the Certificates;

               (iii) at any time during the continuance of any such default by the Trust, upon the written request of the Owner Trustee forthwith pay to the Owner Trustee on behalf of the Trust all sums held in trust by the Certificate Paying Agent pursuant to clause (i) above;

               (iv) immediately resign as Certificate Paying Agent and forthwith pay to the Owner Trustee on behalf of the Trust all sums held by it in trust for the payment of the Certificates if at any time it ceases to meet the standards required to be met by the Certificate Paying Agent at the time of its appointment;

               (v) comply with all requirements of the Code with respect to the withholding from any payments made by it on the Certificates of any applicable withholding taxes imposed thereon and with respect to any applicable reporting requirements in connection therewith; and

               (vi) deliver to the Owner Trustee a copy of the report to Certificateholders prepared with respect to each Payment Date by the Securities Administrator.

          (b) The Trust may revoke such power and remove the Certificate Paying Agent if the Owner Trustee determines in its sole discretion that the Certificate Paying Agent shall have failed to perform its obligations under this Trust Agreement in any material respect. The Securities Administrator shall be permitted to resign as Certificate Paying Agent upon 30 days written notice to the Owner Trustee; provided the Securities Administrator is also resigning as Paying Agent and Securities Administrator under the Indenture at such time as well as Master Servicer under the Servicing Agreement and as Administrator under the Administration Agreement. In the event that the Securities Administrator shall no longer be the Certificate Paying Agent under this Trust Agreement and Paying Agent under the Indenture, the Owner Trustee shall appoint a successor to act as Certificate Paying Agent (which shall be a bank or trust company) and which shall also be the successor Paying Agent under the Indenture. The Owner Trustee shall cause such successor Certificate Paying Agent or any additional Certificate Paying Agent appointed by the Owner Trustee to execute and deliver to the Owner Trustee an instrument to the effect set forth in this Section 3.10 as it relates to the Certificate Paying Agent. The Certificate Paying Agent shall return all unclaimed funds to the Trust and upon removal of a Certificate Paying Agent such Certificate Paying Agent shall also return all funds in its possession to the Trust. The provisions of Sections 6.01, 6.04, 6.05, 6.06, 6.07, 7.01, 7.02 and 7.03 shall apply to the Certificate Paying Agent to the extent applicable. Any reference in this Trust Agreement to the Certificate Paying Agent shall include any co-paying agent unless the context requires otherwise.

          (c) The Certificate Paying Agent shall establish and maintain with itself the "Certificate Distribution Account" in which the Certificate Paying Agent shall deposit, on the same day as it is received from the Securities Administrator, each remittance received by the Certificate Paying Agent with respect to payments made pursuant to the Indenture. The Certificate Paying Agent shall make all distributions on the Certificates from moneys on deposit in the Certificate Distribution Account. Amounts in the Certificate Distribution Account shall remain uninvested.

          Section 3.11 Subordination. Except as otherwise provided in the Operative Documents, for so long as any Notes are outstanding or unpaid, the Certificateholders, other than the holders of the Class G and Class R Certificates, will generally be subordinated in right of payment, under the Certificates or otherwise, to payments to the Noteholders under, or otherwise related to, the Indenture. Except as otherwise provided in the Operative Documents, if an Event of Default has occurred and is continuing under the Indenture, the Certificates will be fully subordinated to obligations owing by the Trust to the Noteholders under, or otherwise related to, the Indenture, and no distributions will be made on the Certificates until the Noteholders, the Master Servicer, the Administrator and the Securities Administrator have been irrevocably paid in full.

                                   ARTICLE IV

                      AUTHORITY AND DUTIES OF OWNER TRUSTEE

          Section 4.01 General Authority. The Owner Trustee is authorized and directed to execute and deliver the Operative Documents to which the Trust is to be a party and each certificate or other document attached as an exhibit to or contemplated by the Operative

Documents to which the Trust is to be a party and any amendment or other agreement or instrument described herein, in each case, in such form as the Owner Trustee shall approve, as evidenced conclusively by the Owner Trustee's execution thereof.

          Section 4.02 General Duties. The Owner Trustee shall be responsible to administer the Trust pursuant to the terms of this Trust Agreement and in the interest of the Certificateholders and subject to the rights of the NIMs Insurer, subject to the Operative Documents and in accordance with the provisions of this Trust Agreement. Notwithstanding the foregoing, the Owner Trustee shall be deemed to have discharged its duties under this Trust Agreement and the other Operative Documents to the extent that the Seller or the Administrator shall have agreed in the Administration Agreement to perform the duties of the Owner Trustee or the Trust, and the Owner Trustee shall not be responsible for monitoring the performance of such duties by the Seller or the Administrator nor shall the Owner Trustee be liable for the acts or omissions of the Seller or the Administrator. In no event shall the Owner Trustee be obligated to assume the duties of the Seller or Administrator in the event of the Seller's or Administrator's resignation, removal, insolvency or other incapacity.

          Section 4.03 Action upon Instruction.

          (a) Subject to this Article IV and in accordance with the terms of the Operative Documents, holders of a majority of the Certificate Percentage Interest or each class of Certificates may by written instruction direct the Owner Trustee in the management of the Trust. Such direction may be exercised at any time by written instruction of a majority of the Certificate Percentage Interest of each class of Certificates pursuant to this Article IV.

          (b) Notwithstanding the foregoing, the Owner Trustee shall not be required to take any action hereunder or under any Operative Document if the Owner Trustee shall have reasonably determined, or shall have been advised by counsel, that such action is likely to result in liability on the part of the Owner Trustee or is contrary to the terms hereof or of any Operative Document or is otherwise contrary to law or may adversely affect the status of any REMIC created under the Indenture as a REMIC or cause any tax to be imposed on any such REMIC.

          (c) Whenever the Owner Trustee is required to decide or is unable to decide between alternative courses of action permitted or required by the terms of this Trust Agreement or under any Operative Document, or in the event that the Owner Trustee is unsure as to the application of any provision of this Trust Agreement or any Operative Document or any such provision is ambiguous as to its application, or is, or appears to be, in conflict with any other applicable provision, or in the event that this Trust Agreement permits any determination by the Owner Trustee or is silent or is incomplete as to the course of action that the Owner Trustee is required to take with respect to a particular set of facts, the Owner Trustee shall promptly give notice (in such form as shall be appropriate under the circumstances) to the Certificateholders and the NIMs Insurer requesting direction as to the course of action to be adopted and to the extent the Owner Trustee acts in good faith in accordance with any written instructions received from such Certificateholders or NIMs Insurer pursuant to
Section 4.03(a) above, the Owner Trustee shall not be liable on account of such action to any Person. If the Owner Trustee shall not have received appropriate instruction within 10 days of such notice (or within such shorter period of time as reasonably may be specified in such notice or may be necessary under the


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

circumstances) it may, but shall be under no duty to, take or refrain from taking such action not inconsistent with this Trust Agreement or the Operative Documents, as it shall deem to be in the best interests of the Certificateholders and subject to the rights of the NIMs Insurer, and the Owner Trustee shall have no liability to any Person for such action or inaction.

          Section 4.04 No Duties Except as Specified under Specified Documents or in Instructions. The Owner Trustee shall not have any duty or obligation to manage, make any payment with respect to, register, record, sell, dispose of, or otherwise deal with the Owner Trust Estate, or to otherwise take or refrain from taking any action under, or in connection with, any document contemplated hereby to which the Owner Trustee is a party, except as expressly required by this Trust Agreement; and no implied duties or obligations shall be read into this Trust Agreement or any Operative Document against the Owner Trustee. The Owner Trustee shall have no responsibility to prepare or file any financing or continuation statement in any public office at any time or to otherwise perfect or maintain the perfection of any security interest or lien granted to it hereunder or to prepare or file any Securities and Exchange Commission filing for the Trust or to record this Trust Agreement or any Operative Document. The Owner Trustee nevertheless agrees that it will, at its own cost and expense, promptly take all action as may be necessary to discharge any liens on any part of the Owner Trust Estate that result from actions by, or claims against, the Owner Trustee in its individual capacity that are not related to the ownership or the administration of the Owner Trust Estate.

          Section 4.05 Restrictions.

          (a) The Owner Trustee shall not take any action (x) that is inconsistent with the purposes of the Trust set forth in Section 2.03, (y) that, to the actual knowledge of the Owner Trustee, would result in the Trust becoming taxable as a corporation for federal income tax purposes or (z) that, to the actual knowledge of the Owner Trustee, may adversely affect the status of any REMIC created under the Indenture as a REMIC or cause any tax to be imposed on any such REMIC. Neither the Certificateholders nor the NIMs Insurer shall direct the Owner Trustee to take action that would violate the provisions of this
Section 4.05.

          (b) The Owner Trustee shall not convey or transfer any of the Trust's properties or assets, including those included in the Owner Trust Estate, to any person nor shall the Owner Trustee acquire any properties or assets on behalf of the Trust after the Closing Date (other than as expressly provided for in the Operative Agreements) unless (a) it shall have received an Opinion of Counsel to the effect that such transaction will not have any material adverse tax consequence to the Trust, any REMICs provided for in the Indenture or any Certificateholder and (b) such conveyance or transfer shall not violate the provisions of Section 3.15(b) of the Indenture.

          Section 4.06 Prior Notice to the Certificateholders and the NIMs Insurer with Respect to Certain Matters. With respect to the following matters, the Owner Trustee shall not take action unless at least 30 days before the taking of such action, the Owner Trustee shall have notified the Certificateholders and the NIMs Insurer of the proposed action and neither the holders of a majority of the Certificate Percentage Interest nor the NIMs Insurer shall have notified the Owner Trustee in writing prior to the 30th day after such notice is given that such holders have withheld consent or provided alternative direction (provided that the Certificateholders and the NIMs Insurer may waive such notice period in writing):

          (a) the initiation of any claim or lawsuit by the Trust and the compromise of any action, claim or lawsuit brought by or against the Trust;

          (b) the election by the Trust to file an amendment to the Certificate of Trust (unless such amendment is required to be filed under the Statutory Trust Statute);

          (c) the amendment of the Indenture by a supplemental indenture in circumstances where the consent of any Noteholder or the NIMs Insurer is required;

          (d) the amendment of the Indenture by a supplemental indenture in circumstances where the consent of any Noteholder or the NIMs Insurer is not required and such amendment materially adversely affects the interest of the Certificateholders or the NIMs Insurer; and

          (e) the appointment pursuant to the Indenture of a successor Note Registrar, Paying Agent or Securities Administrator or pursuant to this Trust Agreement of a successor Certificate Registrar or Certificate Paying Agent or the consent to the assignment by the Note Registrar, Paying Agent, Securities Administrator, Certificate Registrar or Certificate Paying Agent of its obligations under the Indenture or this Trust Agreement, as applicable.

          Section 4.07 Action by Certificateholders or the NIMs Insurer with Respect to Certain Matters. The Owner Trustee shall not have the power, except upon the direction of the Certificateholders or the NIMs Insurer and except as expressly provided in the Operative Documents, to sell the Mortgage Loans after the termination of the Indenture. The Owner Trustee shall take the actions referred to in the preceding sentence only upon written instructions signed by the Certificateholders or the NIMs Insurer.

          Section 4.08 Action by Certificateholder with Respect to Bankruptcy. The Owner Trustee shall not have the power to commence a voluntary proceeding in bankruptcy relating to the Trust without the prior approval of the Certificateholders or the NIMs Insurer and the delivery to the Owner Trustee by each Certificateholder of a certificate and the NIMs Insurer certifying that such Certificateholder and NIMs Insurer reasonably believes that the Trust is insolvent.

          Section 4.09 Restrictions on Certificateholders' and NIMs Insurer's Power. The Certificateholders and NIMs Insurer shall not direct the Owner Trustee to take or to refrain from taking any action if such action or inaction would be contrary to any obligation of the Trust or the Owner Trustee under this Trust Agreement or any of the Operative Documents or would be contrary to
Section 2.03, nor shall the Owner Trustee be obligated to follow any such direction, if given.

          Section 4.10 Doing Business in Other Jurisdictions. Notwithstanding anything contained herein to the contrary, neither Wilmington Trust Company nor the Owner Trustee shall be required to take any action in any jurisdiction other than in the State of Delaware if the taking of such action will, even after the appointment of a co-trustee or separate trustee in accordance with Section 9.05 hereof, (i) require the consent or approval or authorization or order of or the giving of notice to, or the registration with or the taking of any other action in respect of, any state or other governmental authority or agency of any jurisdiction other than the State of Delaware; (ii) result in any fee, tax or other governmental charge under the laws of the State of Delaware becoming payable by Wilmington Trust Company, or (iii) subject Wilmington Trust Company to personal jurisdiction in any jurisdiction other than the State of Delaware for causes of action arising from acts unrelated to the consummation of the transactions by Wilmington Trust Company or the Owner Trustee, as the case may be, contemplated hereby.

                                   ARTICLE V

                           APPLICATION OF TRUST FUNDS

          Section 5.01 Distributions.

          (a) On each Payment Date, the Certificate Paying Agent shall distribute from amounts on deposit in the Certificate Distribution Account, the Class G Certificate Distribution Amount with respect to such Payment Date to the holders of the Class G Certificates. On each Payment Date, the Certificate Paying Agent shall distribute to the holders of the Class G Certificates, all allocations of principal and interest distributable in respect of Excluded Amounts with respect to such Payment Date. On each Payment Date, the Certificate Paying Agent shall distribute from amounts on deposit in the Certificate Distribution Account, the Class R Certificate Distribution Amount with respect to such Payment Date to the holders of the Class R Certificates. On each Payment Date, the Certificate Paying Agent shall distribute from amounts on deposit in the Certificate Distribution Account, the Class P Certificate Distribution Amount with respect to such Payment Date to the holders of the Class P Certificates. On each Payment Date, the Certificate Paying Agent shall distribute from amounts on deposit in the Certificate Distribution Account, the Class C Certificate Distribution Amount with respect to such Payment Date to the holders of the Class C Certificates.

          (b) In the event that any withholding tax is imposed on the distributions (or allocations of income) to the Certificateholders, such tax shall reduce the amount otherwise distributable to the Certificateholders in accordance with this Section 5.01. The Certificate Paying Agent is hereby authorized and directed to retain or cause to be retained from amounts otherwise distributable to the Certificateholders sufficient funds for the payment of any tax that is legally owed by the Trust (but such authorization shall not prevent the Owner Trustee from contesting any such tax in appropriate proceedings, and withholding payment of such tax, if permitted by law, pending the outcome of such proceedings). The amount of any withholding tax imposed with respect to any Certificateholder shall be treated as cash distributed to such Certificateholder at the time it is withheld by the Certificate Paying Agent. The amount of any such withholding tax shall be remitted by the Certificate Paying Agent, as required, to the appropriate taxing authority. If there is a possibility that withholding tax is payable with respect to a distribution (such as a distribution to a non-U.S. Certificateholder), the Certificate Paying Agent may in its sole discretion withhold such amounts in accordance with this paragraph
(b).

          (c) Except as provided in the Indenture, distributions to the Class C Certificates shall be subordinated to the creditors of the Trust, including the Noteholders.

          (d) Allocations of profits, income and losses, as determined for federal income tax purposes, shall be made within each Class of Certificates to the Certificateholders on a pro rata basis based on the Certificate Percentage Interests thereof.

          (e) For federal income tax purposes, distributions and allocations shall be deemed made to the interests in each REMIC created under the Indenture as provided in the Indenture.

          Section 5.02 Method of Payment. Subject to Section 8.01(c), distributions required to be made to the Certificateholders on any Payment Date as provided in Section 5.01 shall be made to the Certificateholders of record on the preceding Record Date by wire transfer, in immediately available funds, to the account of each Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholders shall have provided to the Certificate Registrar appropriate written instructions at least five Business Days prior to such Payment Date or, if not, by check mailed to such Certificateholder at the address of such Certificateholder appearing in the Certificate Register.

          Section 5.03 Additional Balances and Excluded Amounts. With respect to each Payment Date, subject to Section 3.03 of the Countrywide Servicing Agreement, the Master Servicer shall notify the Holder of the Class G Certificate of the total amount of all Additional Balance Advance Amounts and Excluded Amounts that are to be funded, and the Holder of the Class G Certificate will be required to submit to the Master Servicer an amount equal to the total amount of all Additional Balance Advance Amounts and Excluded Amounts no later than one (1) Business Day prior to such Payment Date. The Master Servicer will then use such amounts to purchase, or reimburse Countrywide for HELOC Draw Advances in respect of, Additional Balance Advance Amounts and Excluded Amounts.

          Section 5.04 Signature on Returns. The REMIC Administrator, as agent for the Owner Trustee, shall sign on behalf of the Trust the tax or information returns of each REMIC or grantor trust created under the Indenture. The Owner Trustee shall give the REMIC Administrator all such powers of attorney as are needed to enable the REMIC Administrator to prepare and sign such tax or information returns. In order to enable the Securities Administrator and REMIC Administrator to perform their duties as set forth in the Indenture, the Depositor shall provide, or cause to be provided, to the Securities Administrator and REMIC Administrator within 10 days after the Closing Date all information or data that the Securities Administrator and REMIC Administrator request in writing and determine to be relevant for tax purposes to the valuations and offering prices of the Securities, including, without limitation, the price, yield, prepayment assumption and projected cash flows of the Securities and the Mortgage Loans. Thereafter, the Depositor shall provide to the Securities Administrator and REMIC Administrator promptly upon written request therefor, any such additional information or data that the Securities Administrator and REMIC Administrator may, from time to time, request in order to enable the Securities Administrator and REMIC Administrator to perform their duties as set forth in the Indenture. The Depositor hereby agrees to indemnify the Securities Administrator and REMIC Administrator for any losses, liabilities, damages, claims or expenses of the Securities Administrator and REMIC Administrator arising from any errors or miscalculations of the Securities Administrator and REMIC Administrator that result from any failure of the Depositor to provide, or to cause to be provided, accurate information or data to the Securities Administrator and REMIC Administrator on a timely basis.

          Section 5.05 Statements to Certificateholders. On each Payment Date, the Certificate Paying Agent shall make available on its website the statement or statements made available to the Owner Trustee and the Certificate Paying Agent by the Securities Administrator.

                                   ARTICLE VI

                          CONCERNING THE OWNER TRUSTEE

          Section 6.01 Acceptance of Trusts and Duties. The Owner Trustee accepts the trusts hereby created and agrees to perform its duties hereunder with respect to such trusts but only upon the terms of this Trust Agreement. The Owner Trustee and the Certificate Paying Agent also agree to disburse all moneys actually received by it constituting part of the Owner Trust Estate upon the terms of the Operative Documents, including this Trust Agreement. The Owner Trustee shall not be answerable or accountable hereunder or under any other Operative Document under any circumstances, except (i) for its own willful misconduct, gross negligence or bad faith or (ii) in the case of the inaccuracy of any representation or warranty contained in Section 6.03 expressly made by the Owner Trustee. In particular, but not by way of limitation (and subject to the exceptions set forth in the preceding sentence):

          (a) No provision of this Trust Agreement or any other Operative Document shall require the Owner Trustee to expend or risk funds or otherwise incur any financial liability in the performance of any of its rights, duties or powers hereunder or under any other Operative Document if the Owner Trustee shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured or provided to it;

          (b) Under no circumstances shall the Owner Trustee be liable for indebtedness evidenced by or arising under any of the Operative Documents, including the principal of and interest on the Notes;

          (c) The Owner Trustee shall not be responsible for or in respect of the validity or sufficiency of this Trust Agreement or for the due execution hereof by the Depositor or for the form, character, genuineness, sufficiency, value or validity of any of the Owner Trust Estate, or for or in respect of the validity or sufficiency of the Operative Documents, the Notes or the Certificates, other than the certificate of authentication on the Certificates, if executed by the Owner Trustee, and the Owner Trustee shall in no event assume or incur any liability, duty, or obligation to any Noteholder or to any Certificateholder, other than as expressly provided for herein or expressly agreed to in the Operative Documents;

          (d) The execution, delivery, authentication and performance by it of this Trust Agreement will not require the authorization, consent or approval of, the giving of notice to, the filing or registration with, or the taking of any other action with respect to, any governmental authority or agency;

          (e) The Owner Trustee shall not be liable for the default or misconduct of the Depositor, Securities Administrator, Indenture Trustee, the Master Servicer or any Servicer under any of the Operative Documents or otherwise and the Owner Trustee shall have no obligation or liability to perform the obligations of the Trust under this Trust Agreement or the Operative Documents that are required to be performed by the Indenture Trustee or the Securities Administrator under the Indenture, the Master Servicer or the Servicers under the Servicing Agreement or the Seller or the Administrator under the Administration Agreement; and

          (f) The Owner Trustee shall be under no obligation to exercise any of the rights or powers vested in it or duties imposed by this Trust Agreement, or to institute, conduct or defend any litigation under this Trust Agreement or otherwise or in relation to this Trust Agreement or any other Operative Document, at the request, order or direction of the Certificateholders or the NIMs Insurer, unless the Certificateholders or the NIMs Insurer have offered to the Owner Trustee security or indemnity satisfactory to it against the costs, expenses and liabilities that may be incurred by the Owner Trustee therein or thereby. The right of the Owner Trustee to perform any discretionary act enumerated in this Trust Agreement or in any other Operative Document shall not be construed as a duty, and the Owner Trustee shall not be answerable for other than its gross negligence, bad faith or willful misconduct in the performance of any such act.

          Section 6.02 Furnishing of Documents. The Owner Trustee shall furnish to the Securityholders promptly upon receipt of a written reasonable request therefor, duplicates or copies of all reports, notices, requests, demands, certificates, financial statements and any other instruments furnished to the Trust under the Operative Documents.

          Section 6.03 Representations and Warranties. The Owner Trustee hereby represents and warrants to the Depositor, for the benefit of the Certificateholders, that:

          (a) It is a banking corporation duly organized and validly existing in good standing under the laws of the State of Delaware. It has all requisite corporate power and authority to execute, deliver and perform its obligations under this Trust Agreement;

          (b) It has taken all corporate action necessary to authorize the execution and delivery by it of this Trust Agreement, and this Trust Agreement will be executed and delivered by one of its officers who is duly authorized to execute and deliver this Trust Agreement on its behalf;

          (c) Neither the execution nor the delivery by it of this Trust Agreement, nor the consummation by it of the transactions contemplated hereby nor compliance by it with any of the terms or provisions hereof will contravene any federal or Delaware law, governmental rule or regulation governing the banking or trust powers of the Owner Trustee or any judgment or order binding on it, or constitute any default under its charter documents or bylaws or any indenture, mortgage, contract, agreement or instrument to which it is a party or by which any of its properties may be bound;

          (d) This Trust Agreement, assuming due authorization, execution and delivery by the Depositor, constitutes a valid, legal and binding obligation of the Owner Trustee, enforceable against it in accordance with the terms hereof subject to applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors' rights generally and to general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law;

          (e) The Owner Trustee is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency, which default might have consequences that would materially and adversely affect the condition (financial or other) or operations of the Owner Trustee or its properties or might have consequences that would materially adversely affect its performance hereunder; and

          (f) No litigation is pending or, to the best of the Owner Trustee's knowledge, threatened against the Owner Trustee which would prohibit its entering into this Trust Agreement or performing its obligations under this Trust Agreement.

          Section 6.04 Reliance; Advice of Counsel.

          (a) The Owner Trustee shall incur no liability to anyone in acting upon any signature, instrument, notice, resolution, request, consent, order, certificate, report, opinion, bond, or other document or paper believed by it to be genuine and believed by it to be signed by the proper party or parties. The Owner Trustee may accept a certified copy of a resolution of the board of directors or other governing body of any corporate party as conclusive evidence that such resolution has been duly adopted by such body and that the same is in full force and effect. As to any fact or matter the method of determination of which is not specifically prescribed herein, the Owner Trustee may for all purposes hereof rely on a certificate, signed by the president or any vice president or by the treasurer or other authorized officers of the relevant party, as to such fact or matter and such certificate shall constitute full protection to the Owner Trustee for any action taken or omitted to be taken by it in good faith in reliance thereon.

          (b) In the exercise or administration of the Trust hereunder and in the performance of its duties and obligations under this Trust Agreement or the other Operative Documents, the Owner Trustee (i) may act directly or through its agents, attorneys, custodians or nominees (including persons acting under a power of attorney) pursuant to agreements entered into with any of them, and the Owner Trustee shall not be liable for the conduct or misconduct of such agents, attorneys, custodians or nominees (including persons acting under a power of attorney) if such persons have been selected by the Owner Trustee with reasonable care, and (ii) may consult with counsel, accountants and other skilled persons to be selected with reasonable care and employed by it at the expense of the Seller. The Owner Trustee shall not be liable for anything done, suffered or omitted in good faith by it in accordance with the opinion or advice of any such counsel, accountants or other such Persons.

          Section 6.05 Not Acting in Individual Capacity. Except as provided in this Article VI, in accepting the trusts hereby created, Wilmington Trust Company acts solely as Owner Trustee hereunder and not in its individual capacity, and all Persons having any claim against the Owner Trustee by reason of the transactions contemplated by this Trust Agreement or any other Operative Document shall look only to the Owner Trust Estate for payment or satisfaction thereof.

          Section 6.06 Owner Trustee Not Liable for Certificates or Related Documents. The recitals contained herein and in the Certificates (other than the signatures of the Owner Trustee on the Certificates) shall not be taken as the statements of the Owner Trustee, and the Owner Trustee assumes no responsibility for the correctness thereof. The Owner Trustee makes no representations as to the validity or sufficiency of this Trust Agreement, of any other Operative Document or of the Certificates (other than the signatures of the Owner Trustee on the Certificates) or the Notes. The Owner Trustee shall at no time have any responsibility or liability with respect to the sufficiency of the Owner Trust Estate or its ability to generate the payments to be distributed to the Certificateholders under this Trust Agreement or the Noteholders under the Indenture, including, the compliance by the Depositor or the Seller with any warranty or representation made under any Operative Document or in any related document or the accuracy of any such warranty or representation, or any action of the Certificate Paying Agent, the Certificate Registrar, the Securities Administrator or the Indenture Trustee taken in the name of the Owner Trustee.

          Section 6.07 Owner Trustee May Own the Certificates and the Notes. The Owner Trustee in its individual or any other capacity may become the owner or pledgee of the Certificates or the Notes and may deal with the Depositor, the Seller, the Certificate Paying Agent, the Certificate Registrar, the Securities Administrator and the Indenture Trustee in transactions with the same rights as it would have if it were not Owner Trustee.

                                  ARTICLE VII

                          COMPENSATION OF OWNER TRUSTEE

          Section 7.01 Owner Trustee's Fees and Expenses. The Owner Trustee shall receive as compensation for its services hereunder such fees as have been separately agreed upon before the date hereof (the "Owner Trustee Fee") from the Seller, and the Owner Trustee shall be reimbursed for its reasonable expenses hereunder and under the other Operative Documents, including the reasonable compensation, expenses and disbursements of such agents, representatives, experts and counsel as the Owner Trustee may reasonably employ in connection with the exercise and performance of its rights and its duties hereunder and under the other Operative Documents, which shall be payable by the Seller.

          Section 7.02 Indemnification. The Seller, the Depositor and the Trust (on a joint and several basis) shall indemnify, defend and hold harmless the Owner Trustee, both as Owner Trustee and in its individual capacity, and its successors, assigns, agents and servants (collectively, the "Indemnified Parties") from and against, any and all liabilities, obligations, losses, damages, taxes, claims, actions and suits, and any and all reasonable costs, expenses and disbursements (including reasonable legal fees and expenses) of any kind and nature whatsoever (collectively, "Expenses") that may at any time be imposed on, incurred by, or asserted against the Owner Trustee or any Indemnified Party in any way relating to or arising out of this Trust Agreement, the Operative Documents, the Owner Trust Estate, the administration of the Owner Trust Estate or the action or inaction of the Owner Trustee hereunder, provided, that such indemnity constitutes an "unanticipated expense" within the meaning of Treasury Regulation 1.860G-1(b)(3)(ii) and that:

               (i) the Seller, the Depositor and the Trust shall not be liable for or required to indemnify an Indemnified Party from and against Expenses arising or resulting from the Owner Trustee's willful misconduct, gross negligence or bad faith or as a result of any inaccuracy of a representation or warranty contained in Section 6.03 expressly made by the Owner Trustee;

               (ii) with respect to any such claim, the Indemnified Party shall have given the Seller, the Depositor and the Trust written notice thereof promptly after the Indemnified Party shall have actual knowledge thereof;

               (iii) while maintaining control over its own defense, the Seller and the Depositor shall consult with the Indemnified Party in preparing such defense; and

               (iv) notwithstanding anything in this Trust Agreement to the contrary, the Seller, the Depositor and the Trust shall not be liable for settlement of any claim by an Indemnified Party entered into without the prior consent of the Seller, the Depositor or the Trust, as applicable, which consent shall not be unreasonably withheld.

          The indemnities contained in this Section shall survive the resignation or removal of the Owner Trustee or the termination of this Trust Agreement. In the event of any claim, action or proceeding for which indemnity will be sought pursuant to this Section 7.02, the Owner Trustee's choice of legal counsel, if other than the legal counsel retained by the Owner Trustee in connection with the execution and delivery of this Trust Agreement, shall be subject to the approval of the Seller, which approval shall not be unreasonably withheld. In addition, upon written notice to the Owner Trustee and with the consent of the Owner Trustee which consent shall not be unreasonably withheld, the Seller has the right to assume the defense of any claim, action or proceeding against the Owner Trustee.

          Section 7.03 Payments to the Owner Trustee. The Owner Trustee shall have a lien on the Owner Trust Estate for amounts owing hereunder. Any amounts paid to the Owner Trustee pursuant to this Article VII shall be deemed not to be a part of the Owner Trust Estate immediately after such payment.

                                  ARTICLE VIII

                         TERMINATION OF TRUST AGREEMENT

          Section 8.01 Termination of Trust Agreement.

          (a) The Trust shall dissolve upon the earlier of (i) the final distribution of all moneys or other property or proceeds of the Owner Trust Estate in accordance with the terms of the Indenture and this Trust Agreement or
(ii) the Final Maturity Date. The bankruptcy, liquidation, dissolution, death or incapacity of a Certificateholder shall not (x) operate to terminate this Trust Agreement or the Trust or (y) entitle such Certificateholder's legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of all or any part of the Trust or the Owner Trust Estate or (z) otherwise affect the rights, obligations and liabilities of the parties hereto.

          (b) Neither the Depositor nor any Certificateholder shall be entitled to revoke or terminate the Trust.

          (c) Notice of any dissolution of the Trust, specifying the Payment Date upon which the Certificateholders shall surrender its Certificate to the Certificate Paying Agent for payment of the final distribution and cancellation, shall be given by the Certificate Paying Agent by letter to the Certificateholders mailed within five Business Days of receipt of notice of such dissolution from the Owner Trustee, stating (i) the Payment Date upon or with respect to which final payment of the Certificates shall be made upon presentation and surrender of the Certificates at the office of the Certificate Paying Agent therein designated, (ii) the amount of any such final payment and
(iii) that the Record Date otherwise applicable to such Payment Date is not applicable, payments being made only upon presentation and surrender of the Certificates at the office of the Certificate Payment Agent therein specified. The Certificate Paying Agent shall give such notice to the Owner Trustee and the Certificate Registrar at the time such notice is given to the Certificateholders. Upon presentation and surrender of the Certificates, the Certificate Paying Agent shall cause to be distributed to the Certificateholders amounts distributable on such Payment Date pursuant to Section 5.01.

          In the event that a Certificateholder shall not surrender its Certificate for cancellation within six months after the date specified in the above mentioned written notice, the Certificate Paying Agent shall give a second written notice to such Certificateholder to surrender the Certificate for cancellation and receive the final distribution with respect thereto. Subject to applicable laws with respect to escheat of funds, if within one year following the Payment Date on which final payment of such Certificate was to have been made pursuant to Section 5.01, such Certificate shall not have been surrendered for cancellation, the Certificate Paying Agent may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the remaining Certificateholders concerning surrender of such Certificate, and the cost thereof shall be paid out of the funds and other assets that shall remain subject to this Trust Agreement. Any funds remaining in the Certificate Distribution Account after exhaustion of such remedies shall be distributed by the Certificate Paying Agent to the Class R Certificateholder.

          (d) Upon the completion of the winding up of the Trust and notification to the Owner Trustee from the Servicer, who shall be responsible for liquidating the Trust, as to the satisfaction of the obligations of the Trust, the Owner Trustee shall cause the Certificates of Trust to be canceled by filing a certificate of cancellation with the Secretary of State in accordance with the provisions of Section 3810(c) of the Statutory Trust Statute, upon which filing the Trust shall terminate.

          Section 8.02 Additional Termination Requirements.

          (a) Each REMIC created under the Indenture shall be terminated in accordance with the additional requirements set forth in the Indenture.

          (b) Each Holder of a Security and the Owner Trustee hereby irrevocably approves and appoints the Securities Administrator as its attorney-in-fact to adopt a plan of complete liquidation prepared by the Depositor for each REMIC in accordance with the terms and conditions of this Agreement and the Indenture.

                                   ARTICLE IX

             SUCCESSOR OWNER TRUSTEES AND ADDITIONAL OWNER TRUSTEES

          Section 9.01 Eligibility Requirements for Owner Trustee. The Owner Trustee shall at all times be a corporation satisfying the provisions of Section 3807(a) of the Statutory Trust Statute; authorized to exercise corporate trust powers; having a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by federal or state authorities; and having (or having a parent that has) long term debt obligations with a rating of at least A (or the equivalent) by Standard & Poor's and/or Moody's and reasonably acceptable to the NIMs Insurer. If such corporation shall publish reports of condition at least annually pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purpose of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Owner Trustee shall cease to be eligible in accordance with the provisions of this Section 9.01, the Owner Trustee shall resign immediately in the manner and with the effect specified in
Section 9.02.

          Section 9.02 Replacement of Owner Trustee. The Owner Trustee may at any time resign and be discharged from the trusts hereby created by giving 30 days prior written notice thereof to the Depositor and the Securities Administrator. Upon receiving such notice of resignation, the Securities Administrator shall promptly appoint a successor Owner Trustee, by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Owner Trustee and to the successor Owner Trustee. If no successor Owner Trustee shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Owner Trustee or any Certificateholder may petition any court of competent jurisdiction for the appointment of a successor Owner Trustee.

          If at any time the Owner Trustee shall cease to be eligible in accordance with the provisions of Section 9.01 and shall fail to resign after written request therefor by the Securities Administrator, or if at any time the Owner Trustee shall be legally unable to act, or shall be adjudged bankrupt or insolvent, or a receiver of the Owner Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Owner Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Depositor shall remove the Owner Trustee. If the Depositor shall remove the Owner Trustee under the authority of the immediately preceding sentence, the Depositor shall promptly appoint a successor Owner Trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the outgoing Owner Trustee so removed and one copy to the successor Owner Trustee, and shall pay all fees owed to the outgoing Owner Trustee.

          Any resignation or removal of the Owner Trustee and appointment of a successor Owner Trustee pursuant to any of the provisions of this Section shall not become effective until acceptance of appointment by the successor Owner Trustee pursuant to Section 9.03 and payment of all fees and expenses owed to the outgoing Owner Trustee.

          Section 9.03 Successor Owner Trustee. Any successor Owner Trustee appointed pursuant to Section 9.02 shall execute, acknowledge and deliver to the Depositor and to its predecessor Owner Trustee an instrument accepting such appointment under this Trust Agreement, and thereupon the resignation or removal of the predecessor Owner Trustee shall become effective, and such successor Owner Trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor under this Trust Agreement, with like effect as if originally named as Owner Trustee. The predecessor Owner Trustee shall deliver to the successor Owner Trustee all documents and statements and monies held by it under this Trust Agreement; and the predecessor Owner Trustee shall execute and deliver such instruments and do such other things as may reasonably be required for fully and certainly vesting and confirming in the successor Owner Trustee all such rights, powers, duties and obligations.

          No successor Owner Trustee shall accept appointment as provided in this Section 9.03 unless at the time of such acceptance such successor Owner Trustee shall be eligible pursuant to Section 9.01.

          Upon acceptance of appointment by a successor Owner Trustee pursuant to this Section 9.03, the successor Owner Trustee shall mail notice thereof to all Certificateholders, the NIMs Insurer, the Securities Administrator, the Noteholders and the Rating Agencies.

          Section 9.04 Merger or Consolidation of Owner Trustee. Any Person into which the Owner Trustee may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Owner Trustee shall be a party, or any Person succeeding to all or substantially all of the corporate trust business of the Owner Trustee, shall be the successor of the Owner Trustee hereunder, without the execution or filing of any instrument or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, that such Person shall be eligible pursuant to Section 9.01 and, provided, further, that the Owner Trustee shall mail notice of such merger or consolidation to the Rating Agencies.

          Section 9.05 Appointment of Co-Trustee or Separate Trustee. Notwithstanding any other provisions of this Trust Agreement, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Owner Trust Estate may at the time be located, the Owner Trustee shall have the power and shall execute and deliver all instruments to appoint one or more Persons to act as co-trustee, jointly with the Owner Trustee, or as separate trustee or trustees, of all or any part of the Owner Trust Estate, and to vest in such Person, in such capacity, such title to the Owner Trust Estate or any part thereof and, subject to the other provisions of this Section, such powers, duties, obligations, rights and trusts as the Owner Trustee may consider necessary or desirable. No co-trustee or separate trustee under this Trust Agreement shall be required to meet the terms of eligibility as a successor Owner Trustee pursuant to Section 9.01 and no notice of the appointment of any co-trustee or separate trustee shall be required pursuant to Section 9.03.

          Each separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

          (a) All rights, powers, duties and obligations conferred or imposed upon the Owner Trustee shall be conferred upon and exercised or performed by the Owner Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Owner Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed, the Owner Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Owner Trust Estate or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Owner Trustee;

          (b) No trustee under this Trust Agreement shall be personally liable by reason of any act or omission of any other trustee under this Trust Agreement; and

          (c) The Owner Trustee may at any time accept the resignation of or remove any separate trustee or co-trustee.

          Any notice, request or other writing given to the Owner Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Trust Agreement and the conditions of this Article. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Owner Trustee or separately, as may be provided therein, subject to all the provisions of this Trust Agreement, specifically including every provision of this Trust Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Owner Trustee. Each such instrument shall be filed with the Owner Trustee.

          Any separate trustee or co-trustee may at any time appoint the Owner Trustee as its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Trust Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Owner Trustee, to the extent permitted by law, without the appointment of a new or successor co-trustee or separate trustee.

                                   ARTICLE X

                                  MISCELLANEOUS

          Section 10.01 Amendments.

          (a) This Trust Agreement may be amended from time to time by the parties hereto as specified in this Section 10.01, provided that any amendment, except as provided in subparagraph (e) below, be accompanied by an Opinion of Counsel, to the Owner Trustee to the effect that such amendment (i) complies with the provisions of this Section and (ii) will not cause the Trust or any REMIC created under the Indenture to be subject to an entity level tax or cause any REMIC created under the Indenture to fail to qualify as a REMIC for federal income tax purposes.

          (b) If the purpose of the amendment (as detailed therein) is to correct any mistake, eliminate any inconsistency, cure any ambiguity or deal with any matter not covered (i.e., to give effect to the intent of the parties), it shall not be necessary to obtain the consent of the Certificateholders or the NIMs Insurer, but the Owner Trustee shall be furnished with (A) a letter from the Rating Agencies that the amendment will not result in the downgrading or withdrawal of the rating then assigned to any of the Notes and (B) an Opinion of Counsel to the effect that such action will not adversely affect in any material respect the interests of any Certificateholder.

          (c) If the purpose of the amendment is to prevent the imposition of any federal or state taxes at any time that any Security is outstanding (i.e., technical in nature), it shall not be necessary to obtain the consent of any Securityholder or the NIMs Insurer, but the Owner Trustee shall be furnished with an Opinion of Counsel that such amendment is necessary or helpful to prevent the imposition of such taxes and is not materially adverse to any Securityholder or the NIMs Insurer. If the purpose of the amendment is to preserve the status of any REMIC created under the Indenture as a REMIC or to avoid any tax upon any such REMIC, it shall not be necessary to obtain the consent of any Securityholder or the NIMs Insurer, but the Owner Trustee shall be furnished with an Opinion of Counsel that such amendment is necessary or helpful to preserve such status or avoid such tax.

          (d) If the purpose of the amendment is to add or eliminate or change any provision of the Trust Agreement other than as contemplated in (b) and (c) above, the amendment shall require (A) an Opinion of Counsel to the effect that such action will not adversely affect in any material respect the interests of any Securityholder or the NIMs Insurer and (B) either (a) a letter from the Rating Agencies that the amendment will not result in the downgrading or withdrawal of the rating then assigned to any of the Notes or (b) the consent of a majority in Certificate Percentage Interest of the Certificateholders, the NIMs Insurer and the Securities Administrator; provided, however, that no such amendment shall reduce in any manner the amount of, or delay the timing of, payments received that are required to be distributed on the Certificates without the consent of any such affected Certificateholders.

          (e) If the purpose of the amendment is to provide for the holding of the Certificates in book-entry form, it shall require the consent of the Certificateholders; provided, that the Opinion of Counsel specified in subparagraph (a) above shall not be required.

          (f) If the purpose of the amendment is to provide for the issuance of additional certificates representing an interest in the Trust, it shall not be necessary to obtain the consent of any Securityholder, but the Owner Trustee shall be furnished with (A) an Opinion of Counsel to the effect that such action will not adversely affect in any material respect the interests of any Securityholder and (B) a letter from the Rating Agencies that the amendment will not result in the downgrading or withdrawal of the rating then assigned to of the Notes.

          (g) Promptly after the execution of any such amendment or consent, the Owner Trustee shall furnish written notification of the substance of such amendment or consent to the Certificateholders, the Securities Administrator and each of the Rating Agencies. It shall not be necessary for the consent of the Certificateholders, the NIMs Insurer or the Securities Administrator pursuant to this Section 10.01 to approve the particular form of any proposed amendment or consent, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents (and any other consent of the Certificateholders and the NIMs Insurer provided for in this Trust Agreement or in any other Operative Document) and of evidencing the authorization of the execution thereof by the Certificateholders and the NIMs Insurer shall be subject to such reasonable requirements as the Owner Trustee may prescribe.

          (h) In connection with the execution of any amendment to any agreement to which the Trust is a party, other than this Trust Agreement, the Owner Trustee shall be entitled to receive and conclusively rely upon an Opinion of Counsel to the effect that such amendment is authorized or permitted by the documents subject to such amendment and that all conditions precedent in the Operative Documents for the execution and delivery thereof by the Trust or the Owner Trustee, as the case may be, have been satisfied.

          This Trust Agreement shall not be amended without the consent of the Swap Counterparty if such amendment could have a material adverse effect upon the Swap Counterparty.

          Promptly after the execution of any amendment to the Certificate of Trust, the Owner Trustee shall cause the filing of such amendment with the Secretary of State of the State of Delaware.

          Section 10.02 No Legal Title to Owner Trust Estate. The Certificateholders shall not have legal title to any part of the Owner Trust Estate. The Certificateholders shall be entitled to receive distributions with respect to their undivided beneficial interest therein only in accordance with Articles V and VIII. No transfer, by operation of law or otherwise, of any right, title or interest of the Certificateholders to and in their beneficial interest in the Owner Trust Estate shall operate to terminate this Trust Agreement or the trusts hereunder or entitle any transferee to an accounting or to the transfer to it of legal title to any part of the Owner Trust Estate.

          Section 10.03 Limitations on Rights of Others. The provisions of this Trust Agreement are solely for the benefit of the Owner Trustee, the Depositor, the Certificateholders, and, to the extent expressly provided herein, the Seller, the Indenture Trustee, the Securities Administrator and the Noteholders, and nothing in this Trust Agreement, whether express or implied, shall be construed to give to any other Person any legal or equitable right, remedy or claim in the Owner Trust Estate or under or in respect of this Trust Agreement or any covenants, conditions or provisions contained herein.

          Section 10.04 Notices.

          (a) Unless otherwise expressly specified or permitted by the terms hereof, all notices shall be in writing and shall be deemed given upon receipt, if to the Owner Trustee, addressed to Wilmington Trust Company, 1100 North Market Street, Wilmington, Delaware 19890, with a copy to Citibank, N.A. 388 Greenwich Street, 14th Floor, New York, NY 10013, Attention: Agency and Trust - MLMI Trust 2007-SL1; if to the Securities Administrator or the Certificate Registrar, addressed to, LaSalle Bank National Association, 135 South LaSalle Street,

Suite 1625, Chicago, Illinois 60603, Attention: Merrill Lynch Mortgage Investors Trust 2007-SL1, if to the Depositor, addressed to Merrill Lynch Mortgage Investors, Inc. 250 Vesey Street, 4 World Financial Center, 10th Floor, New York, New York 10013; if to the Rating Agencies, addressed to Moody's Investors Service, Inc., 99 Church Street, 4th Floor, New York, New York 10007 and to Standard & Poor's, a division of The McGraw-Hill Companies, Inc., 55 Water Street, New York, NY 10041; or, as to each party, at such other address as shall be designated by such party in a written notice to each other party.

          (b) Any notice required or permitted to be given to a Certificateholder shall be given by first-class mail, postage prepaid, at the address of such Certificateholder as shown in the Certificate Register. Any notice so mailed within the time prescribed in this Trust Agreement shall be conclusively presumed to have been duly given, whether or not such Certificateholder receives such notice.

          (c) A copy of any notice delivered to the Owner Trustee or the Trust shall also be delivered to the Depositor.

          Section 10.05 Severability. Any provision of this Trust Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

          Section 10.06 Separate Counterparts. This Trust Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

          Section 10.07 Successors and Assigns. All representations, warranties, covenants and agreements contained herein shall be binding upon, and inure to the benefit of, each of the Depositor, the Owner Trustee and its successors and the Certificateholders and their respective successors and permitted assigns, all as herein provided. Any request, notice, direction, consent, waiver or other instrument or action by a Certificateholder shall bind the successors and assigns of such Certificateholder.

          Section 10.08 No Petition. The Owner Trustee, by entering into this Trust Agreement and each Certificateholder, by accepting a Certificate, hereby covenants and agrees that they will not, prior to the day that is one year and one day after the date this Trust Agreement terminates, institute against the Depositor or the Trust, or join in any institution against the Depositor or the Trust of, any bankruptcy proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations under the Certificates, the Notes, this Trust Agreement or any of the other Operative Documents.

          Section 10.09 No Recourse. Each Certificateholder by accepting a Certificate acknowledges that the Certificates represent beneficial interests in the Trust only and do not represent interests in or obligations of the Depositor, the Seller, the Owner Trustee, the Securities Administrator, the Indenture Trustee or any Affiliate thereof and no recourse may be had against such parties or their assets, except as may be expressly set forth or contemplated in this Trust Agreement, the Certificates or the other Operative Documents.

          Section 10.10 Headings. The headings of the various Articles and Sections herein are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

          Section 10.11 GOVERNING LAW. THIS TRUST AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

          Section 10.12 Integration. This Trust Agreement constitutes the entire agreement among the parties hereto pertaining to the subject matter hereof and supersedes all prior agreements and understanding pertaining thereto.

          Section 10.13 Intention of the Parties. (a) It is the express intent of the parties hereto that the conveyance by the Depositor to the Trust pursuant to this Trust Agreement of the Owner Trust Estate be, and be construed as, an absolute sale and assignment by the Depositor to the Trust. Further, it is not intended that the conveyance be deemed to be the grant of a security interest in the Mortgage Loans by the Depositor to the Trust to secure a debt or other obligation. However, in the event that the Mortgage Loans are held to be property of the Depositor, or if for any reason this Trust Agreement is held or deemed to create a security interest in the Mortgage Loans, then (i) this Trust Agreement shall be a security agreement within the meaning of Article 9 of the UCC; (ii) the conveyances provided for in Section 3.01 shall be deemed to be a grant by the Depositor to the Trust of, and the Depositor hereby grants to the Trust, a security interest in all of the Depositor's right, title and interest, whether now owned or hereafter acquired, in and to (A) the Owner Trust Estate;
(B) all accounts, chattel paper, deposit accounts, documents, general intangibles, goods, instruments, investment property, letter-of-credit rights, letters of credit, money, and oil, gas, and other minerals, consisting of, arising from, or relating to, any of the foregoing; and (C) all proceeds of any of the foregoing; (iii) the possession or control by the Trust or any other agent of the Trust of any of the foregoing property shall be deemed to be possession or control by the secured party, or possession or control by a purchaser, for purposes of perfecting the security interest pursuant to the UCC (including, without limitation, Sections 9-104, 9-106, 9-313 or 9-314 thereof); and (iv) notifications to persons holding such property, and acknowledgments, receipts or confirmations from persons holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, securities intermediaries, bailees or agents of, or persons holding for, the Trust, as applicable, for the purpose of perfecting such security interest under applicable law.

          (b) The parties hereto, shall, to the extent consistent with this Trust Agreement, take such reasonable actions as may be necessary to ensure that, if this Trust Agreement were deemed to create a security interest in the Mortgage Loans, such security interest would be deemed to be a perfected security interest of first priority.

          Section 10.14 Rights of the NIMs Insurer. Each of the rights of the NIMs Insurer set forth in this Agreement shall exist so long as the NIM Notes issued pursuant to the NIM Indenture are insured by a NIMs Insurer and (x) remain outstanding or (y) the NIMs Insurer is owed amounts in respect of its guarantee of payment on such NIM Notes; provided, however, the NIMS Insurer shall not have any rights hereunder during the period of time, if any, that (i) the NIMS Insurer has not undertaken to guarantee certain payments of notes issued pursuant to the Indenture or (ii) any default has occurred and is continuing under the insurance policy issued by the NIMS Insurer with respect to such notes. The Owner Trustee may fully rely upon a certificate of the Depositor or NIMs Insurer as to the foregoing.

          Section 10.15 Third Party Beneficiary. The NIMs Insurer and the Swap Counterparty shall be deemed third-party beneficiaries of this Agreement to the same extent as if it were a party hereto, and shall have the right to enforce the provisions of this Agreement.

          Section 10.16 Additional Rights of the NIMs Insurer. Provided that a party to this Agreement has been provided with the contact information of the NIMs Insurer, such party, any agent thereof and any successor thereto upon request of the NIMs Insurer shall furnish to the NIMs Insurer a copy of any notice, direction, demand, opinion, schedule, list, certificate, report or statement required to be provided under this Agreement and provided by it or on its behalf to any other Person pursuant to this Agreement at the same time, in the same form and in the same manner as such communication is so provided and shall address or cause such communication to be addressed to the NIMs Insurer in addition to any other addressee thereof. The Master Servicer shall cause the NIMs Insurer to be an addressee of any report furnished to it pursuant to this Agreement. With respect to the Securities Administrator, obligation shall be satisfied with the provision of access to the NIMs Insurer to the Securities Administrator's website.

          (b) At any time in which NIM Notes are outstanding and all or a portion of such NIM Notes are insured by a NIM Insurer, unless there exists a continuance of any failure by the NIMs Insurer to make a required payment under the policy insuring the NIM Notes (such event, a "NIMs Insurer Default"), wherever in this Agreement there shall be a requirement that any Person or any communication, object or other matter be acceptable or satisfactory to or otherwise receive the consent or other approval of any other Person (whether as a condition to the eligibility of such Person to act in any capacity, as a condition to any circumstance or state of affairs related to such matter, or otherwise), there also shall be deemed to be a requirement that such Person or matter be approved in writing by the NIMs Insurer, which approval shall not be unreasonably withheld or delayed.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

          IN WITNESS WHEREOF, the Depositor and the Owner Trustee have caused their names to be signed hereto by their respective officers thereunto duly authorized, all as of the day and year first above written.

                                        MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                        as Depositor


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        WILMINGTON TRUST COMPANY,
                                        as Owner Trustee


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


Acknowledged and Agreed:

LaSALLE BANK NATIONAL ASSOCIATION,
as Certificate Registrar, REMIC
Administrator, Certificate Paying Agent
and Securities Administrator


By:
    ---------------------------------
Name:
      -------------------------------
Title:
       ------------------------------


MERRILL LYNCH MORTGAGE LENDING, INC.,
as Seller


By:
    ---------------------------------
Name:
      -------------------------------
Title:
       ------------------------------

                                    EXHIBIT A

                          FORM OF CLASS C CERTIFICATES

SOLELY FOR FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS AN INTEREST IN A GRANTOR TRUST THAT HOLDS ONE OR MORE "REGULAR INTERESTS" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE") AND IS TREATED AS HAVING ENTERED INTO CERTAIN NOTIONAL PRINCIPAL CONTRACTS.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN THE SPONSOR, THE DEPOSITOR, THE MASTER SERVICER, THE SECURITIES ADMINISTRATOR, THE OWNER TRUSTEE, THE INDENTURE TRUSTEE, THE SERVICERS OR THE CUSTODIAN REFERRED TO BELOW OR ANY OF THEIR AFFILIATES. NEITHER THIS CERTIFICATE, THE REMIC REGULAR INTERESTS REPRESENTED HEREBY NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED OR INSURED BY THE SPONSOR, THE DEPOSITOR, THE MASTER SERVICER, THE SECURITIES ADMINISTRATOR, THE OWNER TRUSTEE, THE INDENTURE TRUSTEE, THE SERVICERS OR THE CUSTODIAN OR BY ANY OF THEIR AFFILIATES OR BY ANY GOVERNMENTAL AGENCY OR INSTRUMENTALITY.

THIS CLASS C-[__] CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE "1940 ACT") OR ANY STATE SECURITIES OR "BLUE SKY" LAWS, AND MAY NOT, DIRECTLY OR INDIRECTLY, BE SOLD OR OTHERWISE TRANSFERRED, OR OFFERED FOR SALE, UNLESS SUCH TRANSFER IS NOT SUBJECT TO REGISTRATION UNDER THE ACT, THE 1940 ACT AND ANY APPLICABLE STATE SECURITIES LAWS AND SUCH TRANSFER ALSO COMPLIES WITH THE CERTIFICATE TRANSFER RESTRICTIONS IN THE TRUST AGREEMENT. NO TRANSFER OF THIS CERTIFICATE SHALL BE MADE UNLESS THE SECURITIES ADMINISTRATOR SHALL HAVE RECEIVED, IN FORM AND SUBSTANCE SATISFACTORY TO THE SECURITIES ADMINISTRATOR (A) AN INVESTMENT LETTER FROM THE PROSPECTIVE INVESTOR; AND (B) REPRESENTATIONS FROM THE TRANSFEROR REGARDING THE OFFERING AND SALE OF THE CERTIFICATES.

THE HOLDER OF THIS CERTIFICATE BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH CERTIFICATE ONLY (A) TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A OR (B) TO AN INSTITUTIONAL ACCREDITED INVESTOR AS DEFINED IN RULE 501(A)(1), (2), (3) OR (7) OF REGULATION D, AND IN EACH CASE IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE UNITED STATES

AND SUBJECT TO THE OWNER TRUSTEE'S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER TO REQUIRE THE DELIVERY OF A CERTIFICATE OF TRANSFER IN THE FORM APPEARING IN THE TRUST AGREEMENT.

EACH TRANSFEREE OF THIS CERTIFICATE WILL BE DEEMED TO REPRESENT EITHER (I) THAT IT IS NOT, AND IS NOT DIRECTLY OR INDIRECTLY ACQUIRING THE CERTIFICATES FOR, ON BEHALF OF OR WITH ANY ASSETS OF, AN EMPLOYEE BENEFIT PLAN OR OTHER ARRANGEMENT SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), A PLAN SUBJECT TO SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OR A PLAN OR OTHER ARRANGEMENT SUBJECT TO ANY PROVISIONS UNDER ANY FEDERAL, STATE, LOCAL, NON-U.S. OR OTHER LAWS OR REGULATIONS THAT ARE SUBSTANTIVELY SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE CODE ("SIMILAR LAW") OR (II) THAT IT IS A PLAN THAT IS NOT SUBJECT TO ERISA OR SECTION 4975 OF THE CODE, AND THAT ITS ACQUISITION AND HOLDING OF THIS CERTIFICATE OR ANY INTEREST THEREIN, THROUGHOUT THE PERIOD THAT IT HOLDS THIS CERTIFICATE, WILL NOT CONSTITUTE OR RESULT IN A VIOLATION OF SIMILAR LAW, AND WILL NOT SUBJECT THE DEPOSITOR, THE INDENTURE TRUSTEE, THE ISSUING ENTITY, THE OWNER TRUSTEE, THE SECURITIES ADMINISTRATOR, THE MASTER SERVICER OR THE SERVICERS TO ANY OBLIGATION IN ADDITION TO THOSE UNDERTAKEN BY SUCH ENTITIES IN THE TRUST AGREEMENT.

                            CLASS C-[__] CERTIFICATE

Number: 07-SL1-C-[__]              Percentage Interest:
                                   100%

Cut-off Date: April 1, 2007

First Payment Date: May 25, 2007   Aggregate Percentage Interest
                                   of all Class C-[__] Certificates:
                                   100%

                                   CUSIP: [________]

             MERRILL LYNCH MORTGAGE INVESTORS TRUST, SERIES 2007-SL1
                     MORTGAGE LOAN ASSET-BACKED SECURITIES,

          evidencing an ownership interest in distributions allocable to the Class C-[__] Certificates with respect to a pool of conventional, sub-prime mortgage loans and home equity revolving lines of credit formed and sold by

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.

          This certifies that MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED is the registered owner of the ownership interest (the "Ownership Interest") evidenced by this Certificate (obtained by dividing the Certificate Percentage Interest of this Certificate by the aggregate Percentage Interest of all Class C-[__] Certificates) in certain distributions with respect to a pool of conventional, sub-prime mortgage loans and home equity revolving lines of credit (the "Mortgage Loans") formed and sold by Merrill Lynch Mortgage Investors, Inc. (hereinafter called the "Depositor"), and certain other property held in trust for the benefit of Securityholders (collectively, the "Trust Fund"). The Mortgage Loans are serviced by Wilshire Credit Corporation, Litton Loan Servicing LP and Countrywide Home Loans Servicing LP (the "Servicers") and are secured by second liens on Mortgaged Properties. The Trust Fund was created pursuant to a trust agreement (the "Trust Agreement"), dated as of May 11, 2007, between the Depositor and Wilmington Trust Company (the "Owner Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Trust Agreement.

          This Certificate is one of a duly authorized issue of Certificates, designated as Merrill Lynch Mortgage Investors Trust, Series 2007-SL1 Mortgage Loan Asset-Backed Securities, Class C-[__] (the "Class C-[__] Certificates") and is issued under and is subject to the terms, provisions and conditions of the Trust Agreement, to which Trust Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which Trust Agreement such Holder is bound.

          The Class A Notes, the Class M Notes, the Class B Notes, the Class P Certificates, the Class C Certificates, the Class G Certificates and the Class R Certificates are collectively referred to herein as the "Securities."

          Pursuant to the terms of the Trust Agreement, the Securities Administrator will distribute from funds in the Certificate Distribution Account the amounts described in the Trust Agreement on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Payment Date"), commencing in May 2007. Such distributions will be made to the Person in whose name this Certificate is registered on the Record Date.

          Distributions on this Certificate will be made either by check mailed to the address of the person entitled to distributions as it appears on the Certificate Register or, in the case of any certificateholder that has so notified the Securities Administrator in writing in accordance with the Trust Agreement, by wire transfer in immediately available funds to the account of such certificateholder at a bank or other depository institution having appropriate wire transfer facilities; provided, however, that the final distribution in retirement of the certificates will be made only upon presentation and surrender of this Certificate at the office of the Securities Administrator or such other address designated in writing by the Securities Administrator. On each Payment Date, a holder of this Certificate will receive such holder's Certificate Percentage Interest of the amounts required to be distributed with respect to the applicable Class of Certificates.

          The Certificate Registrar will maintain or cause to be maintained a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Trust will provide for the registration of Certificates and of transfers and exchanges of Certificates. Upon surrender for registration of transfer of any Certificate at any office or agency of the Certificate Registrar or its authenticating agent or the Owner Trustee, will, subject to the limitations set forth in the Trust Agreement, authenticate and deliver, in the name of the designated transferee or transferees, a Certificate of a like class and dated the date of authentication by the Owner Trustee or the Certificate Registrar or its authenticating agent. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Securities Administrator, of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Securities Administrator, for that purpose and specified in such notice of final distribution.

          Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof which further provisions shall for all purposes have the same effect as if set forth at this place.

          Unless the certificate of authentication has been executed by the Owner Trustee or the Certificate Registrar or its authenticating agent, by manual signature, this Certificate shall not be entitled to any benefit under the Trust Agreement or be valid for any purpose.

          IN WITNESS WHEREOF, the Owner Trustee has caused this Certificate to be duly executed.

Dated:                                  MERRILL LYNCH MORTGAGE INVESTORS TRUST,
       ------------------------         SERIES 2007-SL1

                                        WILMINGTON TRUST COMPANY, as Owner
                                        Trustee


                                        By:
                                            ------------------------------------
                                            Authorized Officer


CERTIFICATE OF AUTHENTICATION

This is one of the Certificates
referred to in the within-mentioned
Trust Agreement.

LASALLE BANK NATIONAL ASSOCIATION,
as Securities Administrator


By:
    ---------------------------------
    Authorized Signatory

                             REVERSE OF CERTIFICATE

             MERRILL LYNCH MORTGAGE INVESTORS TRUST, SERIES 2007-SL1
                      MORTGAGE LOAN ASSET-BACKED SECURITIES

          This Certificate is one of a duly authorized issue of Certificates, designated as Merrill Lynch Mortgage Investors Trust, Series 2007-SL1 Mortgage Loan Asset-Backed Securities, issued in one or more Classes of Class A Notes, Class M Notes, Class B Notes, Class P Certificates, Class C Certificates, Class G Certificates and Class R Certificates, each evidencing an interest in certain distributions with respect to a pool of conventional, sub-prime Mortgage Loans and home equity revolving lines of credit formed and sold by the Depositor and certain other property conveyed by the Depositor to the Owner Trustee.

          Anyone acquiring this Certificate may ascertain its current principal balance by inquiry of the Securities Administrator.

          The Holder, by its acceptance of this Certificate, agrees that it will look solely to the Trust Fund and certain amounts resulting from credit enhancements for payment hereunder and that the Securities Administrator is not liable to the Holders for any amount payable under this Certificate or the Trust Agreement or, except as expressly provided in the Trust Agreement, subject to any liability under the Trust Agreement.

          This Certificate does not purport to summarize the Trust Agreement and reference is made to the Trust Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced hereby, and the rights, duties and immunities of the Owner Trustee.

          No service charge will be made to the Holder for any transfer or exchange of the Certificate, but the Owner Trustee may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of the Certificate. Prior to due presentation of a Certificate for registration of transfer, the Depositor and the Securities Administrator may treat the person in whose name any Certificate is registered as the owner of such Certificate and the Certificate Percentage Interest in the Trust Fund evidenced thereby for the purpose of receiving distributions pursuant to the Trust Agreement and for all other purposes whatsoever, and neither the Depositor nor the Securities Administrator will be affected by notice to the contrary.

          The Trust Agreement may be amended from time to time by the Depositor and the Owner Trustee, without the consent of any of the Securityholders, to cure any ambiguity, to correct or supplement any provisions therein which may be inconsistent with the other provisions therein, to ensure continuing treatment of each REMIC included in the Trust Fund as a REMIC, or to make any other provisions with respect to matters or questions arising under the Trust Agreement which are not materially inconsistent with the provisions of the Trust Agreement, provided that such action does not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Securityholder.

          The Trust Agreement may also be amended from time to time by the Depositor and the Owner Trustee pursuant to the terms thereof.

          For federal income tax purposes, the Trust Fund will include one or more "real estate mortgage investment conduits" (each, a "REMIC"). The REMIC Regular Interests will represent "regular interests" in one of the REMICs included in the Trust Fund. Each of the Class R Certificate and the Class G Certificate will represent the sole class of "residual interest" in one or more of the REMICs.

          The obligations and responsibilities of the Depositor and the Owner Trustee under the Trust Agreement shall terminate upon the earlier of (i) the final distribution of all moneys or other property or proceeds of the Owner Trust Estate in accordance with the terms of the Indenture and the Trust Agreement or (ii) the Final Maturity Date.

                              [FORM OF ASSIGNMENT]

          FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

(PLEASE INSERT SOCIAL SECURITY* OR TAXPAYER IDENTIFICATION NUMBER OF ASSIGNEE)

________________________________________________________________________________
(Please Print or Type Name and Address of Assignee)

________________________________________________________________________________
the within Certificate, and all rights thereunder, and hereby does irrevocably constitute and appoint

_________________________________________ Attorney to transfer the within
Certificate on the books kept for the registration thereof, with full power of substitution in the premises.

Dated:                                  NOTICE: The signature to this assignment
       ------------------------------   must correspond with the name as it
                                        appears upon the face of the within
                                        Certificate in every particular, without
-------------------------------------   alteration or enlargement or any change
(Signature guaranty)                    whatever.

(*This information, which is voluntary, is being requested to ensure that the assignee will not be subject to backup withholding under Section 3406 of the Code.)

                                    EXHIBIT B

                                   [RESERVED]

                                    EXHIBIT C

                   FORM OF RULE 144A INVESTMENT REPRESENTATION

             DESCRIPTION OF RULE 144A SECURITIES, INCLUDING NUMBERS:

                   __________________________________________
                   __________________________________________
                   __________________________________________
                   __________________________________________

          The undersigned seller, as registered holder (the "Seller"), intends to transfer the Rule 144A Securities described above to the undersigned buyer (the "Buyer").

          1. In connection with such transfer and in accordance with the agreements pursuant to which the Rule 144A Securities were issued, the Seller hereby certifies the following facts: Neither the Seller nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security from, or otherwise approached or negotiated with respect to the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, that would constitute a distribution of the Rule 144A Securities under the Securities Act of 1933, as amended (the "1933 Act"), or that would render the disposition of the Rule 144A Securities a violation of Section 5 of the 1933 Act or require registration pursuant thereto, and that the Seller has not offered the Rule 144A Securities to any person other than the Buyer or another "qualified institutional buyer" as defined in Rule 144A under the 1933 Act.

          2. The Buyer, pursuant to Section 3.05 of the Trust Agreement, warrants and represents to, and covenants with the Owner Trustee, the Depositor, the Securities Administrator and the Indenture Trustee (as such terms are defined in the Trust Agreement (the "Trust Agreement"), dated as of May 11, 2007 between Merrill Lynch Mortgage Investors, Inc., as Depositor, and Wilmington Trust Company, as Owner Trustee) as follows:

               a. The Buyer understands that the Rule 144A Securities have not been registered under the 1933 Act or the securities laws of any state.

               b. The Buyer considers itself a substantial, sophisticated institutional investor having such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of investment in the Rule 144A Securities.

               c. The Buyer has been furnished with all information regarding the Rule 144A Securities that it has requested from the Seller, the Securities Administrator, the Indenture Trustee, the Owner Trustee, the Servicers or the Master Servicer.

               d. Neither the Buyer nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security from, or otherwise approached or negotiated with respect to the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, that would constitute a distribution of the Rule 144A Securities under the 1933 Act or that would render the disposition of the Rule 144A Securities a violation of Section 5 of the 1933 Act or require registration pursuant thereto, nor will it act, nor has it authorized or will it authorize any person to act, in such manner with respect to the Rule 144A Securities.

               e. The Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the 1933 Act and has completed either of the forms of certification to that effect attached hereto as Annex 1 or Annex
     2. The Buyer is aware that the sale to it is being made in reliance on Rule 144A. The Buyer is acquiring the Rule 144A Securities for its own account or the accounts of other qualified institutional buyers, understands that such Rule 144A Securities may be resold, pledged or transferred only (i) to a person reasonably believed to be a qualified institutional buyer that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, or (ii) pursuant to another exemption from registration under the 1933 Act.

          3. The Buyer represents that:

          (i) The Buyer either (i) is not, and is not directly or indirectly acquiring the Certificates for, on behalf of, or with any assets of, an employee benefit plan or other arrangement subject to Title I of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), a plan subject to Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code"), or a plan or other arrangement subject to any provisions under any federal, state, local, non-U.S. or other laws or regulations that are substantively similar to the foregoing provisions of ERISA or the Code ("Similar Law"), or (ii) solely with respect to the Class C and Class P Certificates, is a plan that is not subject to ERISA or Section 4975 of the Code, and that is acquisition and holding of the Certificates or any interest therein, throughout the period that it holds the Certificates, will not constitute or result in a violation of Similar Law, and will not subject the Depositor, the Indenture Trustee, the Issuing Entity, the Owner Trustee, the Securities Administrator, the Master Servicer or the Servicers to any obligation in addition to those undertaken by such entities in the Trust Agreement; and

          (ii) the Buyer is familiar with the prohibited transaction restrictions and fiduciary responsibility requirements of Sections 406 and 407 of ERISA and Section 4975 of the Code and understands that each of the parties to which this certification is made is relying and will continue to rely on the statements made in this paragraph 3.

          4. This document may be executed in one or more counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original; such counterparts, together, shall constitute one and the same document.

          IN WITNESS WHEREOF, each of the parties has executed this document as of the date set forth below.

-------------------------------------   ----------------------------------------
Print Name of Seller                    Print Name of Buyer


By:                                     By:
    ---------------------------------       ------------------------------------
Name:                                   Name:
      -------------------------------         ----------------------------------
Title:                                  Title:
       ------------------------------          ---------------------------------

Taxpayer Identification:                Taxpayer Identification:

No.                                     No.
    ---------------------------------       ------------------------------------
Date:                                   Date:
      -------------------------------         ----------------------------------

                                                            ANNEX 1 TO EXHIBIT C

            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

             [For Buyers Other Than Registered Investment Companies]

          The undersigned hereby certifies as follows in connection with the Rule 144A Investment Representation to which this Certification is attached:

          1. As indicated below, the undersigned is the President, Chief Financial Officer, Senior Vice President or other executive officer of the Buyer.

          2. In connection with purchases by the Buyer, the Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933 ("Rule 144A") because (i) the Buyer owned and/or invested on a discretionary basis $____(1) in securities (except for the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A) and (ii) the Buyer satisfies the criteria in the category marked below.

___ Corporation, etc. The Buyer is a corporation (other than a bank, savings and loan association or similar institution), Massachusetts or similar business trust, partnership, or charitable organization described in
     Section 501(c)(3) of the Internal Revenue Code.

___ Bank. The Buyer (a) is a national bank or banking institution organized under the laws of any state, territory or the District of Columbia, the business of which is substantially confined to banking and is supervised by the state or territorial banking commission or similar official or is a foreign bank or equivalent institution, and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto.

___ QIB. An entity, all of the equity owners of which are "qualified institutional buyers."

___ Savings and Loan. The Buyer (a) is a savings and loan association, building and loan association, cooperative bank, homestead association or similar institution, which is supervised and examined by a state or federal authority having supervision over any such institutions or is a foreign savings and loan association or equivalent institution and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements.

___ Broker-Dealer. The Buyer is a dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934.

----------
(1) Buyer must own and/or invest on a discretionary basis at least $100,000,000 in securities unless Buyer is a dealer, and, in that case, Buyer must own and/or invest on a discretionary basis at least $10,000,000 in securities.

___ Insurance Company. The Buyer is an insurance company whose primary and predominant business activity is the writing of insurance or the reinsuring of risks underwritten by insurance companies and which is subject to supervision by the insurance commissioner or a similar official or agency of a state or territory or the District of Columbia.

___ State or Local Plan. The Buyer is a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of the state or its political subdivisions, for the benefit of its employees.

___ ERISA Plan. The Buyer is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974.

___ Investment Adviser. The Buyer is an investment adviser registered under the Investment Advisers Act of 1940.

___ SBIC. The Buyer is a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301 (c) or (d) of the Small Business Investment Act of 1958.

___ Business Development Company. The Buyer is a business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940.

___ Trust Fund. The Buyer is a trust fund whose trustee is a bank or trust company and whose participants are exclusively (a) plans established and maintained by a state, its political subdivisions, or any agency or instrumentality of the state or its political subdivisions, for the benefit of its employees, or (b) employee benefit plans within the meaning of Title I of the Employee Retirement Income Security Act of 1974, but is not a trust fund that includes as participants individual retirement accounts or H.R. 10 plans.

          3. The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Buyer, (ii) securities that are part of an unsold allotment to or subscription by the Buyer, if the Buyer is a dealer, (iii) bank deposit notes and certificates of deposit, (iv) loan participations, (v) repurchase agreements, (vi) securities owned but subject to a repurchase agreement and (vii) currency, interest rate and commodity swaps.

          4. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Buyer, the Buyer used the cost of such securities to the Buyer and did not include any of the securities referred to in the preceding paragraph. Further, in determining such aggregate amount, the Buyer may have included securities owned by subsidiaries of the Buyer, but only if such subsidiaries are consolidated with the Buyer in its financial statements prepared in accordance with generally accepted accounting principles and if the investments of such subsidiaries are managed under the Buyer's direction. However, such securities were not included if the Buyer is a majority-owned, consolidated subsidiary of another enterprise and the Buyer is not itself a reporting company under the Securities Exchange Act of 1934.

          5. The Buyer acknowledges that it is familiar with Rule 144A and understands that the seller to it and other parties related to the Rule 144A Securities are relying and will continue to rely on the statements made herein because one or more sales to the Buyer may be in reliance on Rule 144A.

____   ____   Will the Buyer be purchasing the Rule 144A
Yes    No     Securities only for the Buyer's own account?

          6. If the answer to the foregoing question is "no", the Buyer agrees that, in connection with any purchase of securities sold to the Buyer for the account of a third party (including any separate account) in reliance on Rule 144A, the Buyer will only purchase for the account of a third party that at the time is a "qualified institutional buyer" within the meaning of Rule 144A. In addition, the Buyer agrees that the Buyer will not purchase securities for a third party unless the Buyer has obtained a current representation letter from such third party or taken other appropriate steps contemplated by Rule 144A to conclude that such third party independently meets the definition of "qualified institutional buyer" set forth in Rule 144A.

          7. The Buyer will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice is given, the Buyer's purchase of Rule 144A Securities will constitute a reaffirmation of this certification as of the date of such purchase.

                                        ----------------------------------------
                                        Print Name of Buyer


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                        Date:
                                              ----------------------------------

                                                            ANNEX 2 TO EXHIBIT C

            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

              [FOR BUYERS THAT ARE REGISTERED INVESTMENT COMPANIES]

          The undersigned hereby certifies as follows in connection with the Rule 144A Investment Representation to which this Certification is attached:

          1. As indicated below, the undersigned is the President, Chief Financial Officer or Senior Vice President of the Buyer or, if the Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933 ("Rule 144A") because Buyer is part of a Family of Investment Companies (as defined below), is such an officer of the Adviser.

          2. In connection with purchases by Buyer, the Buyer is a "qualified institutional buyer" as defined in SEC Rule 144A because (i) the Buyer is an investment company registered under the Investment Company Act of 1940, and (ii) as marked below, the Buyer alone, or the Buyer's Family of Investment Companies, owned at least $100,000,000 in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year. For purposes of determining the amount of securities owned by the Buyer or the Buyer's Family of Investment Companies, the cost of such securities was used.

___ The Buyer owned $___ in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

___ The Buyer is part of a Family of Investment Companies which owned in the aggregate $_________ in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

          3. The term "Family of Investment Companies" as used herein means two or more registered investment companies (or series thereof) that have the same investment adviser or investment advisers that are affiliated (by virtue of being majority owned subsidiaries of the same parent or because one investment adviser is a majority owned subsidiary of the other).

          4. The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Buyer or are part of the Buyer's Family of Investment Companies, (ii) bank deposit notes and certificates of deposit, (iii) loan participations, (iv) repurchase agreements, (v) securities owned but subject to a repurchase agreement and (vi) currency, interest rate and commodity swaps.

          5. The Buyer is familiar with Rule 144A and understands that each of the parties to which this certification is made are relying and will continue to rely on the statements made herein because one or more sales to the Buyer will be in reliance on Rule 144A. In addition, the Buyer will only purchase for the Buyer's own account.

          6. The undersigned will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice, the Buyer's purchase of Rule 144A Securities will constitute a reaffirmation of this certification by the undersigned as of the date of such purchase.

                                        ----------------------------------------
                                        Print Name of Buyer


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                        IF AN ADVISER:

                                        ----------------------------------------
                                        Print Name of Buyer

                                        Date:
                                              ----------------------------------

                                    EXHIBIT D

                     FORM OF INVESTOR REPRESENTATION LETTER

                                  ________, 20_

Merrill Lynch Mortgage Investors, Inc.
250 Vesey Street
4 World Financial Center, 10th Floor
New York, New York 10080

Wilmington Trust Company
1100 North Market Street
Wilmington, Delaware 19890

LaSalle Bank National Association
135 South LaSalle Street, Suite 1625
Chicago, Illinois 60603

Attention: Worldwide Securities Services/Structured Finance Services-Merrill
           Lynch Mortgage Investors Trust, 2007-SL1

     Re: Merrill Lynch Mortgage Investors Trust, 2007-SL1, Mortgage Loan Asset-Backed Certificates, Series 2007-SL1 [C][P][G]

Ladies and Gentlemen:

          _____________ (the "Purchaser") intends to purchase from _________ (the "Seller") _____% Certificate Percentage Interest of the Merrill Lynch Mortgage Investors Trust, 2007-SL1, Mortgage Loan Asset-Backed Certificates, Series 20007-SL1, Class [C][P][G] (the "Certificate"), issued pursuant to the Trust Agreement (the "Trust Agreement"), dated as of May 11, 2007 between Merrill Lynch Mortgage Investors, Inc. (the "Depositor") and Wilmington Trust Company, as owner trustee (the "Owner Trustee"), as acknowledged and agreed by LaSalle Bank National Association, as Certificate Registrar. All terms used herein and not otherwise defined shall have the meanings set forth in the Trust Agreement. The Purchaser hereby certifies, represents and warrants to, and covenants with, the Depositor and the Certificate Registrar that:

               1. The Purchaser understands that (a) the Certificate has not been and will not be registered or qualified under the Securities Act of 1933, as amended (the "Act") or any state securities law, (b) the Depositor is not required to so register or qualify the Certificate,
          (c) the Certificate may be resold only if registered and qualified pursuant to the provisions of the Act or any state securities law, or if an exemption from such registration and qualification is available,
          (d) the Trust Agreement contains restrictions regarding the transfer of the Certificate and (e) the Certificate will bear a legend to the foregoing effect.

               2. The Purchaser is acquiring the Certificate for its own account for investment only and not with a view to or for sale in connection with any distribution thereof in any manner that would violate the Act or any applicable state securities laws.

               3. The Purchaser is (a) a substantial, sophisticated institutional investor having such knowledge and experience in financial and business matters, and, in particular, in such matters related to securities similar to the Certificate, such that it is capable of evaluating the merits and risks of investment in the Certificate, (b) able to bear the economic risks of such an investment and (c) an "accredited investor" within the meaning of Rule 501 (a) promulgated pursuant to the Act.

               4. The Purchaser has been furnished with, and has had an opportunity to review (a) a copy of the Trust Agreement and (b) such other information concerning the Certificate, the Mortgage Loans and the Depositor as has been requested by the Purchaser from the Depositor or the Seller and is relevant to the Purchaser's decision to purchase the Certificate. The Purchaser has had any questions arising from such review answered by the Depositor or the Seller to the satisfaction of the Purchaser.

               5. The Purchaser has not and will not nor has it authorized or will it authorize any person to (a) offer, pledge, sell, dispose of or otherwise transfer any Certificate, any interest in the Certificates or any other similar security to any person in any manner, (b) solicit any offer to buy or to accept a pledge, disposition of other transfer of the Certificates, any interest in the Certificates or any other similar security from any person in any manner, (c) otherwise approach or negotiate with respect to any Certificate, any interest in any Certificate or any other similar security with any person in any manner, (d) make any general solicitation by means of general advertising or in any other manner or (e) take any other action, that (as to any of (a) through (e) above) would constitute a distribution of the Certificates under the Act, that would render the disposition of the Certificates a violation of Section 5 of the Act or any state securities law, or that would require registration or qualification pursuant thereto. The Purchaser will not sell or otherwise transfer the Certificates, except in compliance with the provisions of the Trust Agreement.

               6. The Purchaser represents:

          (i) The Purchaser represents either (i) it is not, and is not directly or indirectly acquiring the Certificates for, on behalf of, or with any assets of, an employee benefit plan or other arrangement subject to Title I of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), a plan subject to Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code"), or a plan or other arrangement subject to any provisions under any federal, state, local, non-U.S. or other laws or regulations that are substantively similar to the foregoing provisions of ERISA or the Code ("Similar Law"), or (ii) solely with respect to the Class C and Class P Certificates, it is a plan that is not subject to ERISA or Section 4975 of the

Code, and that is acquisition and holding of the Certificates or any interest therein, throughout the period that it holds the Certificates, will not constitute or result in a violation of Similar Law, and will not subject the Depositor, the Indenture Trustee, the Issuing Entity, the Owner Trustee, the Securities Administrator, the Master Servicer or the Servicers to any obligation in addition to those undertaken by such entities in the Trust Agreement; and

          (ii) the Purchaser is familiar with the prohibited transaction restrictions and fiduciary responsibility requirements of Sections 406 and 407 of ERISA and Section 4975 of the Code and understands that each of the parties to which this certification is made is relying and will continue to rely on the statements made in this paragraph 6.

          7. The Purchaser is not a non-United States person.

                                        Very truly yours,


                                        By:
                                            ------------------------------------
                                        Title:
                                               ---------------------------------

                                    EXHIBIT E

                    FORM OF TRANSFEROR REPRESENTATION LETTER

                                 _________, 20__

Merrill Lynch Mortgage Investors, Inc.
250 Vesey Street
4 World Financial Center, 10th Floor
New York, New York 10080

Wilmington Trust Company
1100 North Market Street
Wilmington, Delaware 19890

LaSalle Bank National Association
135 South LaSalle Street, Suite 1625
Chicago, Illinois 60603

Attention: Worldwide Securities Services/Structured Finance Services-Merrill
           Lynch Mortgage Investors Trust, 2007-SL1

     Re: Merrill Lynch Mortgage Investors Trust 2007-SL1, Mortgage Loan Asset-Backed Certificates, Series 2007-SL1, Class [C][P][G]

Ladies and Gentlemen:

          ______________ (the "Purchaser") intends to purchase from ________ (the "Seller") _____% Certificate Percentage Interest of the Merrill Lynch Mortgage Investors Trust 2007-SL1, Mortgage Loan Asset-Backed Certificates, Series 2007-SL1 Class [C][P][G] (the "Certificate"), issued pursuant to the Trust Agreement (the "Trust Agreement"), dated as of May 11, 2007 between Merrill Lynch Mortgage Investors, Inc., as depositor (the "Depositor") and Wilmington Trust Company, as owner trustee (the "Owner Trustee"), as acknowledged and agreed by LaSalle Bank National Association, as certificate registrar (the "Certificate Registrar"). All terms used herein and not otherwise defined shall have the meanings set forth in the Trust Agreement. The Seller hereby certifies, represents and warrants to, and covenants with, the Depositor and the Certificate Registrar that:

          Neither the Seller nor anyone acting on its behalf has (a) offered, pledged, sold, disposed of or otherwise transferred the Certificate, any interest in the Certificate or any other similar security to any person in any manner, (b) has solicited any offer to buy or to accept a pledge, disposition or other transfer of any Certificate, any interest in the Certificate or any other similar security from any person in any manner, (c) has otherwise approached or negotiated with respect to the Certificate, any interest in the Certificate or any other similar security with any person in any manner, (d) has made any general solicitation by means of general advertising or in any other manner, or
(e) has taken any other action, that (as to any of (a) through (e) above) would constitute a distribution of the Certificate under the Securities Act of 1933 (the "Act"), that would render the disposition of the Certificate a violation of Section 5 of the Act or any state securities law, or that would require registration or qualification pursuant thereto. The Seller will not act, in any manner set forth in the foregoing sentence with respect to the Certificate. The Seller has not and will not sell or otherwise transfer any of the Certificate, except in compliance with the provisions of the Trust Agreement.

                                        Very truly yours,


                                        ----------------------------------------
                                        By:
                                            ------------------------------------
                                        Title:
                                               ---------------------------------

                                    EXHIBIT F

                       FORM OF ERISA REPRESENTATION LETTER

                                ___________, 20__

Merrill Lynch Mortgage Investors, Inc.
250 Vesey Street
4 World Financial Center, 10th Floor
New York, New York 10080

Wilmington Trust Company
1100 North Market Street
Wilmington, Delaware 19890

LaSalle Bank National Association
135 South LaSalle Street, Suite 1625
Chicago, Illinois 60603

Attention: Worldwide Securities Services/Structured Finance Services-Merrill
           Lynch Mortgage Investors Trust 2007-SL1

     Re: Merrill Lynch Mortgage Investors Trust 2007-SL1, Mortgage Loan Asset-Backed Certificates, Series 2007-SL1, Class [C][P][G][R]

Dear Sirs:

          ____________________________ (the "Transferee") intends to acquire from ______________(the "Transferor") $_______ of Merrill Lynch Mortgage Investors Trust 2007-SL1, Mortgage Loan Asset-Backed Certificates, Series 207-SL1, Class [C][P][G][R] (the "Certificates"), issued pursuant to a Trust Agreement (the "Trust Agreement") dated May 11, 2007 among Merrill Lynch Mortgage Investors, Inc., as depositor (the "Depositor") and Wilmington Trust Company, as trustee (the "Owner Trustee"). Capitalized terms used herein and not otherwise defined shall have the meanings assigned thereto in the Trust Agreement.

          (1) The transferee hereby certifies, represents and warrants to, and covenants with, the Depositor, the Owner Trustee, the Securities Administrator and the Master Servicer that either (i) it is not, and is not directly or indirectly acquiring the Certificates for, on behalf of, or with any assets of, an employee benefit plan or other arrangement subject to Title I of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), a plan subject to
Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code"), or a plan or other arrangement subject to any provisions under any federal, state, local, non-U.S. or other laws or regulations that are substantively similar to the foregoing provisions of ERISA or the Code ("Similar Law"), or (ii) solely with respect to the Class C and Class P Certificates, it is a plan that is not subject to ERISA or Section 4975 of the Code, and that is acquisition and holding of the Certificates or any interest therein, throughout the period that it holds the Certificates, will not constitute or result in a violation of Similar Law, and will not subject the Depositor, the

Indenture Trustee, the Issuing Entity, the Owner Trustee, the Securities Administrator, the Master Servicer or the Servicers to any obligation in addition to those undertaken by such entities in the Trust Agreement; and

          (2) The Transferee is familiar with the prohibited transaction restrictions and fiduciary responsibility requirements of Sections 406 and 407 of ERISA and Section 4975 of the Code and understands that each of the parties to which this certification is made is relying and will continue to rely on the statements made herein.

                                        Very truly yours,


                                        ----------------------------------------
                                        By:
                                            ------------------------------------
                                        Title:
                                               ---------------------------------

                                    EXHIBIT G

                                   [RESERVED]

                                    EXHIBIT H

                                   [RESERVED]

                                    EXHIBIT I

                           FORM OF CLASS R CERTIFICATE

SOLELY FOR FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS A "RESIDUAL INTEREST" IN ONE OR MORE "REAL ESTATE MORTGAGE INVESTMENT CONDUITS", AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN THE SPONSOR, THE DEPOSITOR, THE MASTER SERVICER, THE SECURITIES ADMINISTRATOR, THE OWNER TRUSTEE, THE INDENTURE TRUSTEE, THE SERVICERS OR THE CUSTODIAN REFERRED TO BELOW OR ANY OF THEIR AFFILIATES. NEITHER THIS CERTIFICATE, THE REMIC RESIDUAL INTERESTS REPRESENTED HEREBY NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED OR INSURED BY THE SPONSOR, THE DEPOSITOR, THE MASTER SERVICER, THE SECURITIES ADMINISTRATOR, THE OWNER TRUSTEE, THE INDENTURE TRUSTEE, THE SERVICERS OR THE CUSTODIAN OR BY ANY OF THEIR AFFILIATES OR BY ANY GOVERNMENTAL AGENCY OR INSTRUMENTALITY.

THIS CLASS R-[__] CERTIFICATE MAY NOT BE TRANSFERRED, EXCEPT IN ACCORDANCE WITH THE CERTIFICATE TRANSFER RESTRICTIONS IN THE TRUST AGREEMENT AND THE HOLDER OF THIS CERTIFICATE BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH CERTIFICATE ONLY IN ACCORDANCE THE CERTIFICATE TRANSFER RESTRICTIONS IN THE TRUST AGREEMENT. NO TRANSFER OF THIS CERTIFICATE SHALL BE MADE UNLESS THE OWNER TRUSTEE SHALL HAVE RECEIVED, IN FORM AND SUBSTANCE SATISFACTORY TO THE OWNER TRUSTEE (A) A TRANSFER AFFIDAVIT FROM THE PROSPECTIVE INVESTOR; AND (B) AN AFFIDAVIT FROM THE TRANSFEROR REGARDING THE OFFERING AND SALE OF THE CERTIFICATE.

NO TRANSFER OF THIS CERTIFICATE SHALL BE REGISTERED UNLESS THE PROSPECTIVE TRANSFEREE PROVIDES THE SECURITIES ADMINISTRATOR WITH A REPRESENTATION THAT SUCH TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), A PLAN SUBJECT TO
SECTION 4975 OF THE CODE OR A PLAN SUBJECT TO STATE, LOCAL, FEDERAL, NON-U.S. OR OTHER LAW SUBSTANTIVELY SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE CODE ("SIMILAR LAW"), AND IS NOT DIRECTLY OR INDIRECTLY ACQUIRING THIS CERTIFICATE BY, ON BEHALF OF, OR WITH ANY ASSETS OF ANY SUCH PLAN.

FOLLOWING THE INITIAL ISSUANCE OF THE CERTIFICATES, THE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE DIFFERENT FROM THE ORIGINAL DENOMINATION SHOWN BELOW. ANYONE ACQUIRING THIS CERTIFICATE MAY

ASCERTAIN ITS CURRENT PRINCIPAL BALANCE BY INQUIRY OF THE SECURITIES ADMINISTRATOR.

                            CLASS R-[__] CERTIFICATE

Number: 07-SL1-R-[__]              Principal Balance: $[________]

Cut-off Date: April 1, 2007        Pass-Through Rate: Variable(1)

First Payment Date: May 25, 2007   CUSIP: [________]

----------
(1)  Subject to a cap as described in the Trust Agreement.

             MERRILL LYNCH MORTGAGE INVESTORS TRUST SERIES 2007-SL1
                      MORTGAGE LOAN ASSET-BACKED SECURITIES

          evidencing an ownership interest in distributions allocable to the Class R-[__] Certificates with respect to a pool of conventional, sub-prime mortgage loans and home equity revolving lines of credit formed and sold by

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.

          This certifies that MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED is the registered owner of the ownership interest (the "Ownership Interest") evidenced by this Certificate in certain distributions with respect to a pool of conventional, sub-prime mortgage loans and home equity revolving lines of credit (the "Mortgage Loans") formed and sold by Merrill Lynch Mortgage Investors, Inc. (hereinafter called the "Depositor"), and certain other property held in trust for the benefit of Securityholders (collectively, the "Trust Fund"). The Mortgage Loans are serviced by Wilshire Credit Corporation, Litton Loan Servicing LP and Countrywide Home Loans Servicing LP (the "Servicers") and are secured by second liens on Mortgaged Properties. The Trust Fund was created pursuant to a trust agreement (the "Trust Agreement"), dated as of May 11, 2007, between the Depositor and Wilmington Trust Company (the "Owner Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Trust Agreement.

          This Certificate is one of a duly authorized issue of Certificates, designated as Merrill Lynch Mortgage Investors Trust, Series 2007-SL1 Mortgage Loan Asset-Backed Securities, Class R-[__] (the "Class R-[__] Certificates") and is issued under and is subject to the terms, provisions and conditions of the Trust Agreement, to which Trust Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which Trust Agreement such Holder is bound.

          The Class A Notes, the Class M Notes, the Class B Notes, the Class P Certificates, the Class C Certificates, the Class G Certificates and the Class R Certificates are collectively referred to herein as the "Securities."

          Pursuant to the terms of the Trust Agreement, the Securities Administrator will distribute from funds in the Certificate Distribution Account the amounts described in the Trust Agreement on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Payment Date"), commencing in May 2007. Such distributions will be made to the Person in whose name this Certificate is registered on the Record Date.

          Distributions on this Certificate will be made either by check mailed to the address of the person entitled to distributions as it appears on the Certificate Register or, in the case of any certificateholder that has so notified the Securities Administrator in writing in accordance with the Trust Agreement, by wire transfer in immediately available funds to the account of such certificateholder at a bank or other depository institution having appropriate wire transfer facilities; provided, however, that the final distribution in retirement of the certificates will be made only upon presentation and surrender of this Certificate at the office of the Securities Administrator or such other address designated in writing by the Securities Administrator. On each Payment Date, a holder of this Certificate will receive such holder's Certificate Percentage Interest of the amounts required to be distributed with respect to the applicable Class of Certificates.

          The Certificate Registrar will maintain or cause to be maintained a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Trust will provide for the registration of Certificates and of transfers and exchanges of Certificates. Upon surrender for registration of transfer of any Certificate at any office or agency of the Certificate Registrar or its authenticating agent or the Owner Trustee, will, subject to the limitations set forth in the Trust Agreement, authenticate and deliver, in the name of the designated transferee or transferees, a Certificate of a like class and dated the date of authentication by the Owner Trustee or the Certificate Registrar or its authenticating agent. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Securities Administrator, of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Securities Administrator, for that purpose and specified in such notice of final distribution.

          Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof which further provisions shall for all purposes have the same effect as if set forth at this place.

          Unless the certificate of authentication has been executed by the Owner Trustee or the Certificate Registrar or its authenticating agent, by manual signature, this Certificate shall not be entitled to any benefit under the Trust Agreement or be valid for any purpose.

          IN WITNESS WHEREOF, the Owner Trustee has caused this Certificate to be duly executed.

Dated:                                  MERRILL LYNCH MORTGAGE INVESTORS TRUST,
       --------------------------       SERIES 2007-SL1

                                        WILMINGTON TRUST COMPANY, as Owner
                                        Trustee


                                        By:
                                            ------------------------------------
                                            Authorized Officer


CERTIFICATE OF AUTHENTICATION

This is one of the Certificates
referred to in the within-mentioned
Trust Agreement.

LASALLE BANK NATIONAL ASSOCIATION,
as Securities Administrator

By:
    ---------------------------------
    Authorized Signatory

                             REVERSE OF CERTIFICATE

             MERRILL LYNCH MORTGAGE INVESTORS TRUST SERIES 2007-SL1
                      MORTGAGE LOAN ASSET-BACKED SECURITIES

          This Certificate is one of a duly authorized issue of Certificates, designated as Merrill Lynch Mortgage Investors Trust, Series 2007-SL1 Mortgage Loan Asset-Backed Securities, issued in one or more Classes of Class A Notes, Class M Notes, Class B Notes, Class P Certificates, Class C Certificates, Class G Certificates and Class R Certificates, each evidencing an interest in certain distributions with respect to a pool of conventional, sub-prime Mortgage Loans and home equity revolving lines of credit formed and sold by the Depositor and certain other property conveyed by the Depositor to the Owner Trustee.

          Following the initial issuance of the Certificates, the principal balance of this Certificate will be different from the Original Denomination shown above. Anyone acquiring this Certificate may ascertain its current principal balance by inquiry of the Securities Administrator.

          The Holder, by its acceptance of this Certificate, agrees that it will look solely to the Trust Fund and certain amounts resulting from credit enhancements for payment hereunder and that the Securities Administrator is not liable to the Holders for any amount payable under this Certificate or the Trust Agreement or, except as expressly provided in the Trust Agreement, subject to any liability under the Trust Agreement.

          This Certificate does not purport to summarize the Trust Agreement and reference is made to the Trust Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced hereby, and the rights, duties and immunities of the Owner Trustee.

          No service charge will be made to the Holder for any transfer or exchange of the Certificate, but the Owner Trustee may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of the Certificate. Prior to due presentation of a Certificate for registration of transfer, the Depositor and the Securities Administrator may treat the person in whose name any Certificate is registered as the owner of such Certificate and the Certificate Percentage Interest in the Trust Fund evidenced thereby for the purpose of receiving distributions pursuant to the Trust Agreement and for all other purposes whatsoever, and neither the Depositor nor the Securities Administrator will be affected by notice to the contrary.

          The Trust Agreement may be amended from time to time by the Depositor and the Owner Trustee, without the consent of any of the Securityholders, to cure any ambiguity, to correct or supplement any provisions therein which may be inconsistent with the other provisions therein, to ensure continuing treatment of each REMIC included in the Trust Fund as a REMIC, or to make any other provisions with respect to matters or questions arising under the Trust Agreement which are not materially inconsistent with the provisions of the Trust Agreement, provided that such action does not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Securityholder.

          The Trust Agreement may also be amended from time to time by the Depositor and the Owner Trustee pursuant to the terms thereof.

          For federal income tax purposes, the Trust Fund will include one or more "real estate mortgage investment conduits" (each, a "REMIC"). The REMIC Regular Interests will represent "regular interests" in one of the REMICs included in the Trust Fund. Each of the Class R Certificate and the Class G Certificate will represent the sole class of "residual interest" in one or more of the REMICs.

          The obligations and responsibilities of the Depositor and the Owner Trustee under the Trust Agreement shall terminate upon the earlier of (i) the final distribution of all moneys or other property or proceeds of the Owner Trust Estate in accordance with the terms of the Indenture and the Trust Agreement or (ii) the Final Maturity Date.

                              [FORM OF ASSIGNMENT]

          FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

(PLEASE INSERT SOCIAL SECURITY* OR TAXPAYER IDENTIFICATION NUMBER OF ASSIGNEE)

________________________________________________________________________________
(Please Print or Type Name and Address of Assignee)

________________________________________________________________________________
the within Certificate, and all rights thereunder, and hereby does irrevocably constitute and appoint

_________________________________________ Attorney to transfer the within
Certificate on the books kept for the registration thereof, with full power of substitution in the premises.

Dated:                                  NOTICE: The signature to this assignment
       ------------------------------   must correspond with the name as it
                                        appears upon the face of the within
                                        Certificate in every particular, without
-------------------------------------   alteration or enlargement or any change
(Signature guaranty)                    whatever.

(*This information, which is voluntary, is being requested to ensure that the assignee will not be subject to backup withholding under Section 3406 of the Code.)

                                   EXHIBIT J-1

                    FORM OF TRANSFEREE'S LETTER AND AFFIDAVIT

                                     [DATE]

LaSalle Bank National Association
135 South LaSalle Street, Suite 1625
Chicago, Illinois 60603

Attention: Worldwide Securities Services/Structure Finance Services - Merrill
           Lynch Mortgage Investors Trust, Series 2007-SL1

Ladies and Gentlemen:

     We propose to purchase Merrill Lynch Mortgage Investors Trust, Mortgage Loan Asset-Backed Certificates, Series 2007-SL1, Class [R][G] Certificate, issued pursuant to the Trust Agreement dated May 11, 2007, between Merrill Lynch Mortgage Investors, Inc. as Depositor and Wilmington Trust Company as Owner Trustee (the "Trust Agreement").

     1. We certify that (a) we are not a disqualified organization and (b) we are not purchasing such Class [R][G] Certificate on behalf of a disqualified organization; for this purpose the term "disqualified organization" means the United States, any state or political subdivision thereof, any foreign government, any international organization, any agency or instrumentality of any of the foregoing (except any entity treated as other than an instrumentality of the foregoing for purposes of Section 168(h)(2)(D) of the Internal Revenue Code of 1986, as amended (the "Code")), any organization (other than a cooperative described in Section 521 of the Code) that is exempt from taxation under the Code (unless such organization is subject to tax on excess inclusions) and any organization that is described in Section 1381(a)(2)(C) of the Code. We understand that any breach by us of this certification may cause us to be liable for an excise tax imposed upon transfers to disqualified organizations.

     2. We certify that (a) we have historically paid our debts as they became due, (b) we intend, and believe that we will be able, to continue to pay our debts as they become due in the future, (c) we understand that, as beneficial owner of the Class [R][G] Certificate, we may incur tax liabilities in excess of any cash flows generated by the Class [R][G] Certificate, and (d) we intend to pay any taxes associated with holding the Class [R][G] Certificate as they become due and (e) we will not cause income from the Class [R][G] Certificate to be attributable to a foreign permanent establishment or fixed base (within the meaning of an applicable income tax treaty) of ours or another U.S. taxpayer.

     3. We acknowledge that we will be the beneficial owner of the Class [R][G] Certificate and:

     ___________ The Class [R][G] Certificate will be registered in our name.

     ___________ The Class [R][G] Certificate will be held in the name of our nominee, _________________, which is not a disqualified organization.

     4. We certify that we are not an employee benefit plan subject to Title I of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), a plan subject to Section 4975 of the Code or a plan subject to federal, state, local, non-U.S. or other law substantively similar to the foregoing provisions of ERISA or the Code (each, a "Plan"), and are not directly or indirectly acquiring the Class [R][G] Certificate on behalf of or with any assets of a Plan.

     5. We certify that (i) we are a U.S. person or (ii) we will hold the Class [R][G] Certificate in connection with the conduct of a trade or business within the United States and have furnished the transferor and the Certificate Registrar with a duly completed and effective Internal Revenue Service Form W-8ECI or successor form at the time and in the manner required by the Code; for this purpose the term "U.S. person" means a citizen or resident of the United States, a corporation, or partnership (unless, in the case of a partnership, Treasury regulations are adopted that provide otherwise) created or organized in or under the laws of the United States, any State thereof or the District of Columbia, including an entity treated as a corporation or partnership for federal income tax purposes, an estate whose income is subject to United States federal income tax regardless of the source of its income, or a trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more such U.S. persons have the authority to control all substantial decisions of the trust (or, to the extent provided in applicable Treasury regulations, certain trusts in existence on August 20, 1996 which are eligible to elect to be treated as U.S. Persons. We agree that any breach by us of this certification shall render the transfer of any interest in the Class [R][G] Certificate to us absolutely null and void and shall cause no rights in the Class [R][G] Certificate to vest in us.

     6. We agree that in the event that at some future time we wish to transfer any interest in the Class [R][G] Certificate, we will transfer such interest in the Class [R][G] Certificate only (a) to a transferee that (i) is not a disqualified organization and is not purchasing such interest in the Class [R][G] Certificate on behalf of a disqualified organization, (ii) is a U.S. person or will hold the Class [R][G] Certificate in connection with the conduct of a trade or business within the United States and will furnish us and the Certificate Registrar with a duly completed and effective Internal Revenue Service Form W-8ECI or successor form at the time and in the manner required by the Code and (iii) has delivered to the Certificate Registrar a letter in the form of this letter (including the affidavit appended hereto) and, we will provide the Certificate Registrar a written statement substantially in the form of Exhibit J-2 to the Trust Agreement.

     7. We hereby designate _______________________ as our fiduciary to act as the tax matters person for each of the REMICs in which the Class [R][G] represents the "residual interest" provided for in the Trust Agreement.

                                        Very truly yours,

                                        [PURCHASER]


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


Accepted as of __________ __, 200__

MERRILL LYNCH MORTGAGE INVESTORS, INC.


By:
    ---------------------------------
Name:
      -------------------------------
Title:
       ------------------------------

                                   APPENDIX A

                                        Affidavit pursuant to (i) Section
                                        860E(e)(4) of the Internal Revenue Code
                                        of 1986, as amended, and (ii) certain
                                        provisions of the Trust Agreement

Under penalties of perjury, the undersigned declares that the following is true:

     1. He or she is an officer of _________________________ (the "Transferee"),

     2. the Transferee's Employer Identification number is __________,

     3. the Transferee is not a "disqualified organization" (as defined below), has no plan or intention of becoming a disqualified organization, and is not acquiring any of its interest in the Merrill Lynch Mortgage Investors Trust, Mortgage Loan Asset-Backed Certificates, Series 2007-SL1, Class [R][G] Certificate on behalf of a disqualified organization or any other entity,

     4. unless Merrill Lynch Mortgage Investors, Inc.("MLMI") has consented to the transfer to the Transferee by executing the form of Consent affixed as Appendix B to the Transferee's Letter to which this Certificate is affixed as Appendix A, the Transferee is a "U.S. person" (as defined below),

     5. that no purpose of the transfer is to avoid or impede the assessment or collection of tax,

     6. the Transferee has historically paid its debts as they became due,

     7. the Transferee intends, and believes that it will be able, to continue to pay its debts as they become due in the future,

     8. the Transferee understands that, as beneficial owner of the Class [R][G] Certificate, it may incur tax liabilities in excess of any cash flows generated by the Class [R][G] Certificate,

     9. the Transferee intends to pay any taxes associated with holding the Class [R][G] Certificate as they become due,

     10. the Transferee consents to any amendment of the Trust Agreement that shall be deemed necessary by MLMI (upon advice of counsel) to constitute a reasonable arrangement to ensure that the Class [R][G] Certificate will not be owned directly or indirectly by a disqualified organization, and

     11. IF BRACKETED, THE FOLLOWING CERTIFICATIONS ARE INAPPLICABLE [the transfer is not a direct or indirect transfer of the Class [R][G] Certificate to a foreign permanent establishment or fixed base (within the meaning of an applicable income tax treaty) of the Transferee, and as to each of the residual interests represented by the Class

[R][G] Certificate, the present value of the anticipated tax liabilities associated with holding such residual interest does not exceed the sum of:

          A. the present value of any consideration given to the Transferee to acquire such residual interest;

          B. the present value of the expected future distributions on such residual interest; and

          C. the present value of the anticipated tax savings associated with holding such residual interest as the related REMIC generates losses.

For purposes of this declaration, (i) the Transferee is assumed to pay tax at a rate equal to the highest rate of tax specified in Section 11(b)(1) of the Code, but the tax rate specified in Section 55(b)(1)(B) of the Code may be used in lieu of the highest rate specified in Section 11(b)(1) of the Code if the Transferee has been subject to the alternative minimum tax under Section 55 of the Code in the preceding two years and will compute its taxable income in the current taxable year using the alternative minimum tax rate, and (ii) present values are computed using a discount rate equal to the Federal short-term rate prescribed by Section 1274(d) of the Code for the month of the transfer and the compounding period used by the Transferee;]

[(11)(A) at the time of the transfer, and at the close of each of the Transferee's two fiscal years preceding the Transferee's fiscal year of transfer, the Transferee's gross assets for financial reporting purposes exceed $100 million and its net assets for financial reporting purposes exceed $10 million; and

     (B) the Transferee is an eligible corporation as defined in Treasury regulations Section 1.860E-1(c)(6)(i) and has agreed in writing that any subsequent transfer of the Class [R][G] Certificate will be to another eligible corporation in a transaction that satisfies Treasury regulation Sections 1.860E-1(c)(4)(i), 1.860E-1(c)(4)(ii),
          1.860E-1(c)(4)(iii) and 1.860E-1(c)(5) and such transfer will not be a direct or indirect transfer to a foreign permanent establishment (within the meaning of an applicable income tax treaty) of a domestic corporation.

For purposes of this declaration, the gross and net assets of the Transferee do not include any obligation of any related person as defined in Treasury regulation Section 1.860E-1(c)(6)(ii) or any other asset if a principal purpose for holding or acquiring the other asset is to permit the Transferee to make this declaration or to satisfy the requirements of Treasury regulation Section 1.860E-1(c)(5)(i).]

(12) The Transferee will not cause income from the Class [R][G] Certificate to be attributable to a foreign permanent establishment or fixed base (within the meaning of an applicable income tax treaty) of the Transferee or another U.S. taxpayer.

For purpose of this affidavit, the term "disqualified organization" means the United States, any state or political subdivision thereof, any foreign government, any international organization, any agency or instrumentality of any of the foregoing (except any entity treated as other than an instrumentality of the foregoing for purposes of Section 168(h)(2)(D) of the Internal Revenue

Code of 1986, as amended (the "Code")), any organization (other than a cooperative described in Section 521 of the Code) that is exempt from taxation under the Code (unless such organization is subject to tax on excess inclusions) and any organization that is described in Section 1381(a)(2)(C) of the Code and the term "U.S. Person" means a citizen or resident of the United States, a corporation or partnership (unless, in the case of a partnership, Treasury regulations are adopted that provide otherwise) created or organized in or under the laws of the United States, any state thereof or the District of Columbia, including an entity treated as a corporation or partnership for federal income tax purposes, an estate whose income is subject to Unites States federal income tax regardless of its source, or a trust if a court within the United States is able to exercise primary supervision over the administration of such trust, and one or more such U.S. Persons have the authority to control all substantial decisions of such trust, (or, to the extent provided in applicable Treasury regulations, certain trusts in existence on August 20, 1996, which are eligible to elect to be treated as U.S. Persons).

----------------------------------------


By:
    ------------------------------------

    ------------------------------------

Address of Investor for receipt of
distribution:

Address of Investor for receipt of tax
information:

(Corporate Seal)

Attest:

________________________________________
________________________________________, Secretary

Personally appeared before me the above-named ______________, known or proved to me to be the same person who executed the foregoing instrument and to be the _______ of the Investor, and acknowledged to me that he executed the same as his free act and deed and the free act and deed of the Investor.

Subscribed and sworn before me this day
of ____, 200_.

________________________________________
Notary Public

County of
          ______________________________
State of
         _______________________________
My commission expires the ________ day of ______________


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

Dated:
       -------------

                                   EXHIBIT J-2

                         FORM OF TRANSFEROR'S AFFIDAVIT

                                     [DATE]

LaSalle Bank National Association
135 South LaSalle Street
Chicago, Illinois 60603, Suite 1625
Attention: Worldwide Securities/Structured Finance Services-Merrill Lynch Mortgage Investors Trust, Series 2007-SL1

Re: Merrill Lynch Mortgage Investors Trust, Mortgage Loan Asset-Backed Certificates, Series 2007-SL1

          _______________________ (the "Transferor") has reviewed the attached affidavit of _____________________________ (the "Transferee"), and has no
     actual knowledge that such affidavit is not true, and has no reason to believe that the Transferee has the intention to impede the assessment or collection of any federal, state or local taxes legally required to be paid with respect to the Class [R][G] Certificate referred to in the attached affidavit. In addition, the Transferor has conducted a reasonable investigation at the time of the transfer and found that the Transferee had historically paid its debts as they came due and found no significant evidence to indicate that the Transferee will not continue to pay its debts as they become due.

                                        Very truly yours,

                                        ----------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                    EXHIBIT K

                          FORM OF CLASS G CERTIFICATES

SOLELY FOR FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS A "RESIDUAL INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT", AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED ("THE CODE").

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN THE SPONSOR, THE DEPOSITOR, THE MASTER SERVICER, THE SECURITIES ADMINISTRATOR, THE OWNER TRUSTEE, THE INDENTURE TRUSTEE, THE SERVICERS OR THE CUSTODIAN REFERRED TO BELOW OR ANY OF THEIR AFFILIATES. NEITHER THIS CERTIFICATE, THE REMIC RESIDUAL INTEREST REPRESENTED HEREBY NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED OR INSURED BY THE SPONSOR, THE DEPOSITOR, THE MASTER SERVICER, THE SECURITIES ADMINISTRATOR, THE OWNER TRUSTEE, THE INDENTURE TRUSTEE, THE SERVICERS OR THE CUSTODIAN OR BY ANY OF THEIR AFFILIATES OR BY ANY GOVERNMENTAL AGENCY OR INSTRUMENTALITY.

THIS CLASS G-[__] CERTIFICATE MAY NOT BE TRANSFERRED, EXCEPT IN ACCORDANCE WITH THE CERTIFICATE TRANSFER RESTRICTIONS IN THE TRUST AGREEMENT AND THE HOLDER OF THIS CERTIFICATE BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH CERTIFICATE ONLY IN ACCORDANCE WITH THE CERTIFICATE TRANSFER RESTRICTIONS IN THE TRUST AGREEMENT. NO TRANSFER OF THIS CERTIFICATE SHALL BE MADE UNLESS THE OWNER TRUSTEE SHALL HAVE RECEIVED, IN FORM AND SUBSTANCE SATISFACTORY TO THE OWNER TRUSTEE (A) A TRANSFER AFFIDAVIT FROM THE PROSPECTIVE INVESTOR; AND (B) AN AFFIDAVIT FROM THE TRANSFEROR REGARDING THE OFFERING AND SALE OF THE CERTIFICATE.

NO TRANSFER OF THIS CERTIFICATE SHALL BE REGISTERED UNLESS THE PROSPECTIVE TRANSFEREE PROVIDES THE SECURITIES ADMINISTRATOR WITH A REPRESENTATION THAT SUCH TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), A PLAN SUBJECT TO
SECTION 4975 OF THE CODE OR A PLAN SUBJECT TO STATE, LOCAL, FEDERAL, NON-U.S. OR OTHER LAW SUBSTANTIVELY SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE CODE ("SIMILAR LAW"), AND IS NOT DIRECTLY OR INDIRECTLY ACQUIRING THIS CERTIFICATE BY, ON BEHALF OF, OR WITH ANY ASSETS OF ANY SUCH PLAN.

FOLLOWING THE INITIAL ISSUANCE OF THE CERTIFICATES, THE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE DIFFERENT FROM THE ORIGINAL DENOMINATION SHOWN BELOW. ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CURRENT PRINCIPAL BALANCE BY INQUIRY OF THE SECURITIES ADMINISTRATOR.

                            CLASS G-[__] CERTIFICATE

Number: 07-SL1-G-[__]              Original Denomination:
                                   $[____________]

Cut-off Date: April 1, 2007        Last Scheduled
                                   Payment Date: May 25, 2037

First Payment Date: May 25, 2007   Aggregate Initial Certificate
                                   Balance of all Class G-[__]
                                   Certificates: $0

                                   CUSIP: [___________-]

             MERRILL LYNCH MORTGAGE INVESTORS TRUST, SERIES 2007-SL1
                      MORTGAGE LOAN ASSET-BACKED SECURITIES

          evidencing an ownership interest in distributions allocable to the Class G-[__] Certificates with respect to a pool of conventional, sub-prime mortgage loans and home equity revolving lines of credit formed and sold by

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.

          This certifies that MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED is the registered owner of the ownership interest (the "Ownership Interest") evidenced by this Certificate in certain distributions with respect to a pool of conventional, sub-prime mortgage loans and home equity revolving lines of credit (the "Mortgage Loans") formed and sold by Merrill Lynch Mortgage Investors, Inc. (hereinafter called the "Depositor"), and certain other property held in trust for the benefit of Securityholders (collectively, the "Trust Fund"). The Mortgage Loans are serviced by Wilshire Credit Corporation, Litton Loan Servicing LP and Countrywide Home Loans Servicing LP (the "Servicers") and are secured by second liens on Mortgaged Properties. The Trust Fund was created pursuant to a trust agreement (the "Trust Agreement"), dated as of May 11, 2007, between the Depositor and Wilmington Trust Company (the "Owner Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Trust Agreement.

          This Certificate is one of a duly authorized issue of Certificates, designated as Merrill Lynch Mortgage Investors Trust, Series 2007-SL1 Mortgage Loan Asset-Backed Securities, Class G-[__] (the "Class G-[__] Certificates") and is issued under and is subject to the terms, provisions and conditions of the Trust Agreement, to which Trust Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which Trust Agreement such Holder is bound.

          The Class A Notes, the Class M Notes, the Class B Notes, the Class P Certificates, the Class C Certificates, the Class G Certificates and the Class R Certificates are collectively referred to herein as the "Securities."

          Pursuant to the terms of the Trust Agreement, the Securities Administrator will distribute from funds in the Certificate Distribution Account the amounts described in the Trust Agreement on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Payment Date"), commencing in May 2007. Such distributions will be made to the Person in whose name this Certificate is registered on the Record Date.

          Distributions on this Certificate will be made either by check mailed to the address of the person entitled to distributions as it appears on the Certificate Register or, in the case of any certificateholder that has so notified the Securities Administrator in writing in accordance with the Trust Agreement, by wire transfer in immediately available funds to the account of such certificateholder at a bank or other depository institution having appropriate wire transfer facilities; provided, however, that the final distribution in retirement of the certificates will be made only upon presentation and surrender of this Certificate at the office of the Securities Administrator or such other address designated in writing by the Securities Administrator. On each Payment Date, a holder of this Certificate will receive such holder's Certificate Percentage Interest of the amounts required to be distributed with respect to the applicable Class of Certificates.

          The Certificate Registrar will maintain or cause to be maintained a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Trust will provide for the registration of Certificates and of transfers and exchanges of Certificates. Upon surrender for registration of transfer of any Certificate at any office or agency of the Certificate Registrar or its authenticating agent or the Owner Trustee, will, subject to the limitations set forth in the Trust Agreement, authenticate and deliver, in the name of the designated transferee or transferees, a Certificate of a like class and dated the date of authentication by the Owner Trustee or the Certificate Registrar or its authenticating agent. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Securities Administrator, of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Securities Administrator, for that purpose and specified in such notice of final distribution.

          Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof which further provisions shall for all purposes have the same effect as if set forth at this place.

          Unless the certificate of authentication has been executed by the Owner Trustee or the Certificate Registrar or its authenticating agent, by manual signature, this Certificate shall not be entitled to any benefit under the Trust Agreement or be valid for any purpose.

          IN WITNESS WHEREOF, the Owner Trustee has caused this Certificate to be duly executed.

Dated:                                  MERRILL LYNCH MORTGAGE INVESTORS TRUST,
       -------------------              SERIES 2007-SL1

                                        WILMINGTON TRUST COMPANY, as Owner
                                        Trustee


                                        By:
                                            ------------------------------------
                                            Authorized Officer

CERTIFICATE OF AUTHENTICATION

This is one of the Certificates
referred to in the within-mentioned
Trust Agreement.

LASALLE BANK NATIONAL ASSOCIATION, as
Securities Administrator


By:
    ---------------------------------
    Authorized Signatory

                             REVERSE OF CERTIFICATE

             MERRILL LYNCH MORTGAGE INVESTORS TRUST SERIES 2007-SL1
                      MORTGAGE LOAN ASSET-BACKED SECURITIES

          This Certificate is one of a duly authorized issue of Certificates, designated as Merrill Lynch Mortgage Investors Trust, Series 2007-SL1 Mortgage Loan Asset-Backed Securities, issued in one or more Classes of Class A Notes, Class M Notes, Class B Notes, Class P Certificates, Class C Certificates, Class G Certificates and Class R Certificates, each evidencing an interest in certain distributions with respect to a pool of conventional, sub-prime Mortgage Loans and home equity revolving lines of credit formed and sold by the Depositor and certain other property conveyed by the Depositor to the Owner Trustee.

          Anyone acquiring this Certificate may ascertain its current principal balance by inquiry of the Securities Administrator.

          The Holder, by its acceptance of this Certificate, agrees that it will look solely to the Trust Fund and certain amounts resulting from credit enhancements for payment hereunder and that the Securities Administrator is not liable to the Holders for any amount payable under this Certificate or the Trust Agreement or, except as expressly provided in the Trust Agreement, subject to any liability under the Trust Agreement.

          This Certificate does not purport to summarize the Trust Agreement and reference is made to the Trust Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced hereby, and the rights, duties and immunities of the Owner Trustee.

          No service charge will be made to the Holder for any transfer or exchange of the Certificate, but the Owner Trustee may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of the Certificate. Prior to due presentation of a Certificate for registration of transfer, the Depositor and the Securities Administrator may treat the person in whose name any Certificate is registered as the owner of such Certificate and the Certificate Percentage Interest in the Trust Fund evidenced thereby for the purpose of receiving distributions pursuant to the Trust Agreement and for all other purposes whatsoever, and neither the Depositor nor the Securities Administrator will be affected by notice to the contrary.

          The Trust Agreement may be amended from time to time by the Depositor and the Owner Trustee, without the consent of any of the Securityholders, to cure any ambiguity, to correct or supplement any provisions therein which may be inconsistent with the other provisions therein, to ensure continuing treatment of each REMIC included in the Trust Fund as a REMIC, or to make any other provisions with respect to matters or questions arising under the Trust Agreement which are not materially inconsistent with the provisions of the Trust Agreement, provided that such action does not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Securityholder.

          The Trust Agreement may also be amended from time to time by the Depositor and the Owner Trustee pursuant to the terms thereof.

          For federal income tax purposes, the Trust Fund will include one or more "real estate mortgage investment conduits" (each, a "REMIC"). The REMIC Regular Interests will represent "regular interests" in one of the REMICs included in the Trust Fund. Each of the Class R Certificate and the Class G Certificate will represent the sole class of "residual interest" in one or more of the REMICs.

          The obligations and responsibilities of the Depositor and the Owner Trustee under the Trust Agreement shall terminate upon the earlier of (i) the final distribution of all moneys or other property or proceeds of the Owner Trust Estate in accordance with the terms of the Indenture and the Trust Agreement or (ii) the Final Maturity Date.

                              [FORM OF ASSIGNMENT]

          FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

(PLEASE INSERT SOCIAL SECURITY* OR TAXPAYER IDENTIFICATION NUMBER OF ASSIGNEE)

________________________________________________________________________________
(Please Print or Type Name and Address of Assignee)

________________________________________________________________________________
the within Certificate, and all rights thereunder, and hereby does irrevocably constitute and appoint

__________________________________________ Attorney to transfer the within
Certificate on the books kept for the registration thereof, with full power of substitution in the premises.

Dated:                                  NOTICE: The signature to this assignment
       ------------------------------   must correspond with the name as it
                                        appears upon the face of the within
                                        Certificate in every particular, without
-------------------------------------   alteration or enlargement or any change
(Signature guaranty)                    whatever.

(*This information, which is voluntary, is being requested to ensure that the assignee will not be subject to backup withholding under Section 3406 of the Code.)

                                    EXHIBIT L

                          FORM OF CLASS P CERTIFICATES

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN THE SPONSOR, THE DEPOSITOR, THE MASTER SERVICER, THE OWNER TRUSTEE, THE SECURITIES ADMINISTRATOR, THE INDENTURE TRUSTEE, THE CUSTODIAN OR ANY SERVICER REFERRED TO BELOW OR ANY OF THEIR AFFILIATES. NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED OR INSURED BY THE SPONSOR, THE DEPOSITOR, THE MASTER SERVICER, THE OWNER TRUSTEE, THE SECURITIES ADMINISTRATOR, THE INDENTURE TRUSTEE, THE CUSTODIAN, ANY SERVICER OR BY ANY OF THEIR AFFILIATES OR BY ANY GOVERNMENTAL AGENCY OR INSTRUMENTALITY.

THIS CLASS P-[__] CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE "1940 ACT") OR ANY STATE SECURITIES OR "BLUE SKY" LAWS, AND MAY NOT, DIRECTLY OR INDIRECTLY, BE SOLD OR OTHERWISE TRANSFERRED, OR OFFERED FOR SALE, UNLESS SUCH TRANSFER IS NOT SUBJECT TO REGISTRATION UNDER THE ACT, THE 1940 ACT AND ANY APPLICABLE STATE SECURITIES LAWS AND SUCH TRANSFER ALSO COMPLIES WITH THE CERTIFICATE TRANSFER RESTRICTIONS IN THE TRUST AGREEMENT. NO TRANSFER OF THIS CERTIFICATE SHALL BE MADE UNLESS THE SECURITIES ADMINISTRATOR SHALL HAVE RECEIVED, IN FORM AND SUBSTANCE SATISFACTORY TO THE SECURITIES ADMINISTRATOR (A) AN INVESTMENT LETTER FROM THE PROSPECTIVE INVESTOR; AND (B) REPRESENTATIONS FROM THE TRANSFEROR REGARDING THE OFFERING AND SALE OF THE CERTIFICATES.

THE HOLDER OF THIS CERTIFICATE BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH CERTIFICATE ONLY (A) TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A OR (B) TO AN INSTITUTIONAL ACCREDITED INVESTOR AS DEFINED IN RULE 501(A)(1), (2), (3) OR (7) OF REGULATION D, AND IN EACH CASE IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE UNITED STATES AND SUBJECT TO THE OWNER TRUSTEE'S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER TO REQUIRE THE DELIVERY OF A CERTIFICATE OF TRANSFER IN THE FORM APPEARING IN THE TRUST AGREEMENT.

EACH TRANSFEREE OF THIS CERTIFICATE WILL BE DEEMED TO REPRESENT EITHER (I) THAT IT IS NOT, AND IS NOT DIRECTLY OR INDIRECTLY ACQUIRING THE CERTIFICATES FOR, ON BEHALF OF OR WITH ANY ASSETS OF, AN EMPLOYEE BENEFIT PLAN OR OTHER ARRANGEMENT SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED

("ERISA"), A PLAN SUBJECT TO SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OR A PLAN OR OTHER ARRANGEMENT SUBJECT TO ANY PROVISIONS UNDER ANY FEDERAL, STATE, LOCAL, NON-U.S. OR OTHER LAWS OR REGULATIONS THAT ARE SUBSTANTIVELY SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE CODE ("SIMILAR LAW") OR (II) THAT IT IS A PLAN THAT IS NOT SUBJECT TO ERISA OR SECTION 4975 OF THE CODE, AND THAT ITS ACQUISITION AND HOLDING OF THIS CERTIFICATE OR ANY INTEREST THEREIN, THROUGHOUT THE PERIOD THAT IT HOLDS THIS CERTIFICATE, WILL NOT CONSTITUTE OR RESULT IN A VIOLATION OF SIMILAR LAW, AND WILL NOT SUBJECT THE DEPOSITOR, THE INDENTURE TRUSTEE, THE ISSUING ENTITY, THE OWNER TRUSTEE, THE SECURITIES ADMINISTRATOR, THE MASTER SERVICER OR THE SERVICERS TO ANY OBLIGATION IN ADDITION TO THOSE UNDERTAKEN BY SUCH ENTITIES IN THE TRUST AGREEMENT.

                            CLASS P-[__] CERTIFICATE

Number: 07-SL1-P-[__]              Percentage Interest:
                                   100%

Cut-off Date: April 1, 2007

First Payment Date: May 25, 2007   Aggregate Percentage Interest
                                   of all Class P-[__] Certificates:
                                   100%

                                   CUSIP: [________]

             MERRILL LYNCH MORTGAGE INVESTORS TRUST SERIES 2007-SL1
                      MORTGAGE LOAN ASSET-BACKED SECURITIES

          evidencing an ownership interest in distributions allocable to the Class P-[__] Certificates with respect to a pool of conventional, sub-prime mortgage loans formed and sold by

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.

          This certifies that MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED is the registered owner of the ownership interest (the "Ownership Interest") evidenced by this Certificate (obtained by dividing the Certificate Percentage Interest of this Certificate by the aggregate Percentage Interest of all Class P-[__] Certificates) in certain distributions with respect to a pool of conventional, sub-prime mortgage loans and home equity revolving lines of credit (the "Mortgage Loans") formed and sold by Merrill Lynch Mortgage Investors, Inc. (hereinafter called the "Depositor"), and certain other property held in trust for the benefit of Securityholders (collectively, the "Trust Fund"). The Mortgage Loans are serviced by Wilshire Credit Corporation, Litton Loan Servicing LP and Countrywide Home Loans Servicing LP (the "Servicers") and are secured by second liens on Mortgaged Properties. The Trust Fund was created pursuant to a trust agreement (the "Trust Agreement"), dated as of May 11, 2007, between the Depositor and Wilmington Trust Company (the "Owner Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Trust Agreement.

          This Certificate is one of a duly authorized issue of Certificates, designated as Merrill Lynch Mortgage Investors Trust, Series 2007-SL1 Mortgage Loan Asset-Backed Securities, Class P-[__] (the "Class P-[__] Certificates") and is issued under and is subject to the terms, provisions and conditions of the Trust Agreement, to which Trust Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which Trust Agreement such Holder is bound.

          The Class A Notes, the Class M Notes, the Class B Notes, the Class P Certificates, the Class C Certificates, the Class G Certificates and the Class R Certificates are collectively referred to herein as the "Securities."

          Pursuant to the terms of the Trust Agreement, the Securities Administrator will distribute from funds in the Certificate Distribution Account the amounts described in the Trust Agreement on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Payment Date"), commencing in May 2007. Such distributions will be made to the Person in whose name this Certificate is registered on the Record Date.

          Distributions on this Certificate will be made either by check mailed to the address of the person entitled to distributions as it appears on the Certificate Register or, in the case of any certificateholder that has so notified the Securities Administrator in writing in accordance with the Trust Agreement, by wire transfer in immediately available funds to the account of such certificateholder at a bank or other depository institution having appropriate wire transfer facilities; provided, however, that the final distribution in retirement of the certificates will be made only upon presentation and surrender of this Certificate at the office of the Securities Administrator or such other address designated in writing by the Securities Administrator. On each Payment Date, a holder of this Certificate will receive such holder's Certificate Percentage Interest of the amounts required to be distributed with respect to the applicable Class of Certificates.

          The Certificate Registrar will maintain or cause to be maintained a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Trust will provide for the registration of Certificates and of transfers and exchanges of Certificates. Upon surrender for registration of transfer of any Certificate at any office or agency of the Certificate Registrar or its authenticating agent or the Owner Trustee, will, subject to the limitations set forth in the Trust Agreement, authenticate and deliver, in the name of the designated transferee or transferees, a Certificate of a like class and dated the date of authentication by the Owner Trustee or the Certificate Registrar or its authenticating agent. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Securities Administrator, of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Securities Administrator, for that purpose and specified in such notice of final distribution.

          Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof which further provisions shall for all purposes have the same effect as if set forth at this place.

          Unless the certificate of authentication has been executed by the Owner Trustee or the Certificate Registrar or its authenticating agent, by manual signature, this Certificate shall not be entitled to any benefit under the Trust Agreement or be valid for any purpose.

          IN WITNESS WHEREOF, the Owner Trustee has caused this Certificate to be duly executed.

Dated:                                  MERRILL LYNCH MORTGAGE INVESTORS TRUST,
       ------------------------         SERIES 2007-SL1

                                        WILMINGTON TRUST COMPANY, as Owner
                                        Trustee


                                        By:
                                            ------------------------------------
                                            Authorized Officer

CERTIFICATE OF AUTHENTICATION

This is one of the Certificates
referred to in the within-mentioned
Trust Agreement.

LASALLE BANK NATIONAL ASSOCIATION,
as Securities Administrator


By:
    ---------------------------------
    Authorized Signatory

                             REVERSE OF CERTIFICATE

             MERRILL LYNCH MORTGAGE INVESTORS TRUST SERIES 2007-SL1
                      MORTGAGE LOAN ASSET-BACKED SECURITIES

          This Certificate is one of a duly authorized issue of Certificates, designated as Merrill Lynch Mortgage Investors Trust, Series 2007-SL1 Mortgage Loan Asset-Backed Securities, issued in one or more Classes of Class A Notes, Class M Notes, Class B Notes, Class P Certificates, Class C Certificates, Class G Certificates and Class R Certificates, each evidencing an interest in certain distributions with respect to a pool of conventional, sub-prime Mortgage Loans and home equity revolving lines of credit formed and sold by the Depositor and certain other property conveyed by the Depositor to the Owner Trustee.

          Anyone acquiring this Certificate may ascertain its current principal balance by inquiry of the Securities Administrator.

          The Holder, by its acceptance of this Certificate, agrees that it will look solely to the Trust Fund and certain amounts resulting from credit enhancements for payment hereunder and that the Securities Administrator is not liable to the Holders for any amount payable under this Certificate or the Trust Agreement or, except as expressly provided in the Trust Agreement, subject to any liability under the Trust Agreement.

          This Certificate does not purport to summarize the Trust Agreement and reference is made to the Trust Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced hereby, and the rights, duties and immunities of the Owner Trustee.

          No service charge will be made to the Holder for any transfer or exchange of the Certificate, but the Owner Trustee may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of the Certificate. Prior to due presentation of a Certificate for registration of transfer, the Depositor and the Securities Administrator may treat the person in whose name any Certificate is registered as the owner of such Certificate and the Certificate Percentage Interest in the Trust Fund evidenced thereby for the purpose of receiving distributions pursuant to the Trust Agreement and for all other purposes whatsoever, and neither the Depositor nor the Securities Administrator will be affected by notice to the contrary.

          The Trust Agreement may be amended from time to time by the Depositor and the Owner Trustee, without the consent of any of the Securityholders, to cure any ambiguity, to correct or supplement any provisions therein which may be inconsistent with the other provisions therein, to ensure continuing treatment of each REMIC included in the Trust Fund as a REMIC, or to make any other provisions with respect to matters or questions arising under the Trust Agreement which are not materially inconsistent with the provisions of the Trust Agreement, provided that such action does not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Securityholder.

          The Trust Agreement may also be amended from time to time by the Depositor and the Owner Trustee pursuant to the terms thereof.

          For federal income tax purposes, the Trust Fund will include one or more "real estate mortgage investment conduits" (each, a "REMIC"). The REMIC Regular Interests will represent "regular interests" in one of the REMICs included in the Trust Fund. Each of the Class R Certificate and the Class G Certificate will represent the sole class of "residual interest" in one or more of the REMICs.

          The obligations and responsibilities of the Depositor and the Owner Trustee under the Trust Agreement shall terminate upon the earlier of (i) the final distribution of all moneys or other property or proceeds of the Owner Trust Estate in accordance with the terms of the Indenture and the Trust Agreement or (ii) the Final Maturity Date.

                              [FORM OF ASSIGNMENT]

          FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

(PLEASE INSERT SOCIAL SECURITY* OR TAXPAYER IDENTIFICATION NUMBER OF ASSIGNEE)

________________________________________________________________________________
(Please Print or Type Name and Address of Assignee)

________________________________________________________________________________
the within Certificate, and all rights thereunder, and hereby does irrevocably constitute and appoint

__________________________________________ Attorney to transfer the within
Certificate on the books kept for the registration thereof, with full power of substitution in the premises.

Dated:                                  NOTICE: The signature to this assignment
       ------------------------------   must correspond with the name as it
                                        appears upon the face of the within
                                        Certificate in every particular, without
-------------------------------------   alteration or enlargement or any change
(Signature guaranty)                    whatever.

(*This information, which is voluntary, is being requested to ensure that the assignee will not be subject to backup withholding under Section 3406 of the Code.)